                                                                    EXHIBIT 10.3
================================================================================

                        CREDIT AGREEMENT PROVIDING FOR A
                         SENIOR SECURED CREDIT FACILITY
                              OF UP TO $50,000,000


                             LCI SHIPHOLDINGS, INC.
                                       and
                            CENTRAL GULF LINES, INC.
                                       and
                         WATERMAN STEAMSHIP CORPORATION
                                  as Borrowers,

                                       AND

        The Banks and Financial Institutions listed on Schedule I hereto, as Lenders,

                                       AND

                             WHITNEY NATIONAL BANK,
             as Administrative Agent, Security Trustee and Arranger,


                                       AND

                     INTERNATIONAL SHIPHOLDING CORPORATION,
                         ENTERPRISE SHIP COMPANY, INC.,
                             SULPHUR CARRIERS, INC.,
                          GULF SOUTH SHIPPING PTE LTD.,
                                       and
                                CG RAILWAY, INC.,
                                  as Guarantors

================================================================================

                                December 6, 2004

                                    CONTENTS

                                                                                                                  PAGE
1.       DEFINITIONS.................................................................................................1
         1.1      Specific Definitions...............................................................................1
         1.2      Computation of Time Periods; Other Definitional Provisions........................................13
         1.3      Accounting Terms..................................................................................13
         1.4      Certain Matters Regarding Materiality.............................................................13
2.       REPRESENTATIONS AND WARRANTIES.............................................................................13
         2.1      Representations and Warranties....................................................................13
            (a)   Due Organization and Power........................................................................13
            (b)   Authorization and Consents........................................................................14
            (c)   Binding Obligations...............................................................................14
            (d)   No Violation......................................................................................14
            (e)   Filings; Stamp Taxes..............................................................................14
            (f)   Litigation........................................................................................14
            (g)   No Default........................................................................................14
            (h)   Vessels...........................................................................................14
            (i)   Insurance.........................................................................................15
            (j)   Financial Information.............................................................................15
            (k)   Tax Returns.......................................................................................15
            (l)   ERISA.............................................................................................15
            (m)   Chief Executive Office............................................................................16
            (n)   Foreign Trade Control Regulations.................................................................16
            (o)   Equity Ownership..................................................................................16
            (p)   Environmental Matters and Claims..................................................................16
            (q)   Compliance with ISM Code, ISPS Code and MTSA......................................................17
            (r)   Threatened Withdrawal of DOC or SMC...............................................................17
            (s)   Liens.............................................................................................17
            (t)   Indebtedness......................................................................................17
            (u)   Payment Free of Taxes.............................................................................17
            (v)   No Proceedings to Dissolve........................................................................17
            (w)   Solvency..........................................................................................17
            (x)   Compliance with Laws..............................................................................17
            (y)   Survival..........................................................................................17
3.       THE LOAN...................................................................................................18
         3.1
            (a)   Purposes..........................................................................................18
            (b)   Making of the Advances............................................................................18
         3.2      Drawdown Notice...................................................................................18
         3.3      Effect of Drawdown Notice.........................................................................18
         3.4      Additional Note...................................................................................18
         3.5      Several Obligations...............................................................................18
         3.6      Pro Rata Treatment................................................................................18
         3.7      Funding of Advances...............................................................................18
         3.8      Letters of Credit.................................................................................19
         3.9      Request for Issuance of Letter of Credit..........................................................20
         3.10     Letter of Credit Payments Deemed Advances.........................................................20
         3.11     Letter of Credit Participation....................................................................20

         3.12     Solidary Liability of Borrowers...................................................................22
         3.13     Contribution and Indemnification among Borrowers..................................................23
         3.14     Express Waivers by the Borrowers in respect of Cross Guaranties and Cross
                  Collateralization.................................................................................24
4.       CONDITIONS.................................................................................................25
         4.1      Conditions Precedent to the Effectiveness of this Agreement.......................................25
            (a)   Corporate Authority...............................................................................25
            (b)   The Agreement.....................................................................................26
            (c)   The Note..........................................................................................26
            (d)   The Pledge Agreement..............................................................................26
            (e)   The Creditors.....................................................................................26
            (f)   Fees..............................................................................................26
            (g)   Environmental Claims..............................................................................26
            (h)   Legal Opinions....................................................................................26
            (i)   Officer's Certificate.............................................................................26
            (j)   First Vessel Documents............................................................................27
            (k)   Security Documents................................................................................27
            (l)   Vessel Appraisals.................................................................................27
            (m)   ISM DOC...........................................................................................27
            (n)   Evidence of Current COFR..........................................................................27
            (o)   First Vessel Liens................................................................................27
            (p)   Charters; Pooling Agreements......................................................................28
         4.2      Certain Matters with respect to the Available Amount..............................................28
            (a)   Second Vessel Documents...........................................................................28
            (b)   Security Documents................................................................................28
            (c)   Vessel Appraisals.................................................................................29
            (d)   Second Vessel Liens...............................................................................29
            (e)   Legal Opinions....................................................................................29
         4.3      Further Conditions Precedent......................................................................29
            (a)   Drawdown Notice...................................................................................29
            (b)   Representations and Warranties True...............................................................29
            (c)   No Default........................................................................................29
            (d)   No Material Adverse Effect........................................................................29
         4.4      Breakfunding Costs................................................................................29
         4.5      Satisfaction after Drawdown.......................................................................29
5.       REPAYMENT AND PREPAYMENT...................................................................................30
         5.1      Repayment.........................................................................................30
         5.2      Voluntary Prepayment; Re-borrowing................................................................30
         5.3      Mandatory Prepayment; Sale or Loss of Vessel......................................................30
         5.4      Prepayments Generally.............................................................................30
         5.5      Borrowers' Obligation Absolute....................................................................30
6.       INTEREST AND RATE..........................................................................................31
         6.1      Payment of Interest; Interest Rate................................................................31
         6.2      Maximum Interest..................................................................................31
7.       PAYMENTS...................................................................................................31
         7.1      Place of Payments, No Set Off.....................................................................31
         7.2      Tax Credits.......................................................................................32
         7.3      Computations; Banking Days........................................................................32

8.       EVENTS OF DEFAULT..........................................................................................32
         8.1      Events of Default.................................................................................32
            (a)   Principal Payments................................................................................32
            (b)   Interest and other Payments.......................................................................32
            (c)   Representations, etc..............................................................................32
            (d)   Impossibility, Illegality.........................................................................32
            (e)   Mortgage..........................................................................................33
            (f)   Certain Covenants.................................................................................33
            (g)   Covenants.........................................................................................33
            (h)   Indebtedness and Other Obligations................................................................33
            (i)   Bankruptcy........................................................................................33
            (j)   Judgments.........................................................................................33
            (k)   Inability to Pay Debts............................................................................33
            (l)   Termination of Operations; Sale of Assets.........................................................33
            (m)   Change in Financial Position......................................................................34
            (n)   Cross-Default.....................................................................................34
            (o)   ERISA Debt........................................................................................34
         8.2      Indemnification...................................................................................34
         8.3      Application of Moneys.............................................................................35
9.       COVENANTS..................................................................................................35
         9.1      Affirmative Covenants.............................................................................35
            (a)   Performance of Agreements.........................................................................35
            (b)   Notice of Default, etc............................................................................35
            (c)   Obtain Consents...................................................................................35
            (d)   Financial Information.............................................................................36
            (e)   Contingent Liabilities............................................................................37
            (f)   Vessel Valuations.................................................................................37
            (g)   Corporate Existence...............................................................................37
            (h)   Books and Records.................................................................................37
            (i)   Taxes and Assessments.............................................................................37
            (j)   Inspection........................................................................................37
            (k)   Inspection and Survey Reports.....................................................................37
            (l)   Compliance with Statutes, Agreements, etc.........................................................37
            (m)   Environmental Matters.............................................................................38
            (n)   Insurance.........................................................................................38
            (o)   Vessel Management.................................................................................38
            (p)   Brokerage Commissions, etc........................................................................38
            (q)   ISM Code, ISPS Code and MTSA Matters..............................................................38
            (r)   ERISA.............................................................................................38
            (s)   Evidence of Current COFR..........................................................................39
            (t)   Discharge of Existing Mortgage on Second Vessel...................................................39
         9.2      Negative Covenants................................................................................39
            (a)   Liens.............................................................................................39
            (b)   Third Party Guaranties............................................................................40
            (c)   Liens on Shares of Guarantors.....................................................................40
            (d)   Subordination of Inter-Company Indebtedness.......................................................40
            (e)   Certain Indebtedness..............................................................................40
            (f)   Transaction with Affiliates.......................................................................40
            (g)   Change of Flag, Class, Management or Ownership....................................................40
            (h)   Chartering........................................................................................40

            (i)   Change in Business................................................................................40
            (j)   Sale of Assets....................................................................................40
            (k)   Changes in Offices or Names.......................................................................40
            (l)   Consolidation and Merger..........................................................................41
            (m)   Change Fiscal Year................................................................................41
            (n)   Indebtedness......................................................................................41
            (o)   Limitations on Ability to Make Distributions......................................................41
            (p)   Change of Control.................................................................................41
            (q)   No Money Laundering...............................................................................41
         9.3      Financial Covenants...............................................................................41
            (a)   Consolidated Indebtedness to Consolidated EBITDA Ratio............................................41
            (b)   Working Capital...................................................................................41
            (c)   Consolidated Tangible Net Worth...................................................................41
            (d)   Consolidated EBITDA to Interest Expense...........................................................42
         9.4      Asset Maintenance.................................................................................42
10.      GUARANTEE..................................................................................................42
         10.1     The Guarantee.....................................................................................42
         10.2     Obligations Unconditional.........................................................................42
         10.3     Reinstatement.....................................................................................43
         10.4     Subrogation.......................................................................................43
         10.5     Remedies..........................................................................................44
         10.6     Joint, Several and Solidary Liability.............................................................44
         10.7     Continuing Guarantee..............................................................................44
11.      ASSIGNMENT.................................................................................................44
12.      ILLEGALITY, INCREASED COST, NON-AVAILABILITY, ETC..........................................................44
         12.1     Illegality........................................................................................44
         12.2     Increased Costs...................................................................................45
         12.3     Nonavailability of Funds..........................................................................45
         12.4     Lender's Certificate Conclusive...................................................................46
         12.5     Compensation for Losses...........................................................................46
13.      CURRENCY INDEMNITY.........................................................................................46
         13.1     Currency Conversion...............................................................................46
         13.2     Change in Exchange Rate...........................................................................46
         13.3     Additional Debt Due...............................................................................46
         13.4     Rate of Exchange..................................................................................47
14.      FEES AND EXPENSES..........................................................................................47
         14.1     Fees..............................................................................................47
         14.2     Expenses..........................................................................................47
15.      APPLICABLE LAW, JURISDICTION AND WAIVER....................................................................47
         15.1     Applicable Law....................................................................................47
         15.2     Jurisdiction......................................................................................47
         15.3     WAIVER OF JURY TRIAL..............................................................................48
16.      THE AGENTS.................................................................................................48
         16.1     Appointment of Agents.............................................................................48
         16.2     Appointment of Security  Trustee..................................................................48
         16.3     Distribution of Payments..........................................................................49
         16.4     Holder of Interest in Note........................................................................49
         16.5     No Duty to Examine, Etc...........................................................................49
         16.6     Agents as Lenders.................................................................................49

         16.7     Acts of the Agent.................................................................................49
         16.8     Certain Amendments................................................................................50
         16.9     Assumption re Event of Default....................................................................50
         16.10    Limitations of Liability..........................................................................51
         16.11    Indemnification of the Agent and Security Trustee.................................................51
         16.12    Consultation with Counsel.........................................................................51
         16.13    Resignation.......................................................................................51
         16.14    Representations of Lenders........................................................................52
         16.15    Notification of Event of Default..................................................................52
17.      NOTICES AND DEMANDS........................................................................................52
         17.1     Notices...........................................................................................52
18.      fraudulent conveyances/fraudulent transfers................................................................53
19.      MISCELLANEOUS..............................................................................................53
         19.1     Time of Essence...................................................................................53
         19.2     Unenforceable, etc., Provisions - Effect..........................................................54
         19.3     References........................................................................................54
         19.4     Further Assurances................................................................................54
         19.5     Prior Agreements, Merger..........................................................................54
         19.6     Entire Agreement; Amendments......................................................................54
         19.7     Indemnification...................................................................................54
         19.8     Headings..........................................................................................55

SCHEDULES

    I    The Lenders and the Commitments
    II   The Applicable Margin
    III  The Vessels
    IV   Approved Ship Brokers
    V    Liens
    VI   Indebtedness


EXHIBITS

         A                 Form of Promissory Note
         B                 Form of Pledge Agreement
         C                 Form of Drawdown Notice
         D                 Form of Compliance Certificate
         E                 Form of Assignment and Assumption Agreement
         F-1               Form of Earnings Assignment (ENERGY ENTERPRISE)
         F-2               Form of Earnings Assignment (SULPHUR ENTERPRISE)
         G-1               Form of Insurances Assignment (ENERGY ENTERPRISE)
         G-2               Form of Insurances Assignment (SULPHUR ENTERPRISE)
         H-1               Form of U.S. Preferred Mortgage (ENERGY ENTERPRISE)
         H-2               Form of U.S. Preferred Mortgage (SULPHUR ENTERPRISE)
         I                 Form of Letter of Credit Request

                                CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT (this "Credit Agreement" or "Agreement") is made as of the 6th day of December 2004, by and among (1) LCI SHIPHOLDINGS, INC., a corporation organized and existing under the laws of the Republic of the Marshall Islands ("LCI"), CENTRAL GULF LINES, INC., a corporation organized and existing under the laws of the State of Delaware ("Central Gulf"), and WATERMAN STEAMSHIP CORPORATION, a corporation organized and existing under the laws of the State of New York ("Waterman", together with LCI and Central Gulf, the "Borrowers" and each a "Borrower"), as borrowers, (2) INTERNATIONAL SHIPHOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("ISH" ), ENTERPRISE SHIP COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware ("Enterprise"), SULPHUR CARRIERS, INC., a corporation organized and existing under the laws of the State of Delaware ("Sulphur"), GULF SOUTH SHIPPING PTE LTD., a corporation organized and existing under the laws of the Republic of Singapore ("Gulf South"), and CG RAILWAY, INC., a corporation organized and existing under the laws of the State of Delaware ("CG", together with ISH, Enterprise, Sulphur, and Gulf South, the "Guarantors" and each a "Guarantor"), as guarantors, (3) the banks and financial institutions listed on Schedule I, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Article 11, the "Lenders" and each a "Lender"), and (4) WHITNEY NATIONAL BANK ("Whitney"), as administrative agent (in such capacity including any successor thereto, the "Administrative Agent"), as security trustee for the Lenders (in such capacity, the "Security Trustee") and as arranger.

                                WITNESSETH THAT:

                  WHEREAS, at the request of the Borrowers, each of the Agents (as defined below) has agreed to serve in such capacity under the terms of this Agreement and the Lenders have agreed to provide to the Borrowers a senior secured revolving credit facility in the amount of up to Fifty Million United States Dollars (US $50,000,000);

                  NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as set forth below:

1. DEFINITIONS

1.1 Specific Definitions. In this Agreement the words and expressions specified below shall, except where the context otherwise requires, have the meanings attributed to them below:

"Acceptable                         Accounting Firm" shall mean Ernst & Young
                                    LLP, or such other recognized international
                                    accounting firm as shall be approved by the
                                    Administrative Agent, such approval not to
                                    be unreasonably withheld;

"Administrative Agent"              shall have the meaning ascribed thereto in
                                    the preamble;

"Advance(s)"                        means any amount advanced to a Borrower with
                                    respect to the Facility or (as the context
                                    may require) the aggregate amount of all
                                    such Advances for the time being

                                    outstanding; provided, however, that the aggregate amount of all Advances and the Letter of Credit Outstandings shall not exceed the Available Amount;

"Affiliate"                         shall mean with respect to any Person, any
                                    other Person directly or indirectly
                                    controlled by or under common control with
                                    such Person. For the purposes of this
                                    definition, "control" (including, with
                                    correlative meanings, the terms "controlled
                                    by" and "under common control with") as
                                    applied to any Person means the possession
                                    directly or indirectly of the power to
                                    direct or cause the direction of the
                                    management and policies of that Person
                                    whether through ownership of voting
                                    securities or by contract or otherwise;

"Agents" shall mean each of the Administrative Agent, and the Security Trustee;

"Agreement"                         shall mean this Agreement, as the same shall
                                    be amended, modified or supplemented from
                                    time to time;

"Applicable Margin"                 shall mean a margin which will vary as set
                                    forth on Schedule II attached hereto;

"Applicable Rate"                   shall mean any rate of interest applicable
                                    to the Facility from time to time pursuant
                                    to Section 6.1;

"Assigned Moneys"                   shall mean sums assigned to or received by
                                    the Security Trustee pursuant to any
                                    Security Document;

"Assignment and Assumption          shall mean any Assignment and Assumption
Agreement(s)"                       Agreement(s) executed pursuant to Section 11
                                    substantially in the form set out in Exhibit
                                    E;

"Assignment Notices"                shall mean (a) notices with respect to the
                                    Earnings Assignments substantially in the
                                    form set out in Exhibit 1 thereto and (b)
                                    notices with respect to the Insurances
                                    Assignments substantially in the form set
                                    out in Exhibit 3 thereto;

"Assignments"                       shall mean the Earnings Assignments and the
                                    Insurances Assignments;

"Available Amount"                  means the lesser of (i) Fifty Million United
                                    States Dollars ($50,000,000) and (ii) the
                                    sum of (a) seventy percent (70%) of the
                                    aggregate Fair Market Value of the Vessels
                                    then mortgaged to the Security Trustee under
                                    the Facility, and (b) an amount equal to the
                                    product of (X) fifty percent (50%) of LCI's
                                    percentage interest in the share capital of
                                    Belden multiplied by (Y) the Net Worth of
                                    Belden;

                                    provided, however, that for the purposes of determining the Available Amount (b) shall never exceed Eight Million United States
                                    Dollars ($8,000,000);

"Banking Day(s)"                    shall mean any day that is not a Saturday,
                                    Sunday or other day on which (a) banks in
                                    New York, New York, and London, England are
                                    authorized or required by law to remain
                                    closed, or (b) banks are not generally open
                                    for dealing in dollar deposits in the London
                                    interbank market;

"Belden" shall mean Belden Cement Holding Inc., a corporation organized and existing under the laws of the Republic of Panama;

"Borrower(s)"                       shall have the meaning ascribed thereto in
                                    the preamble;

"Central Gulf"                      shall have the meaning ascribed thereto in
                                    the preamble;

"CG" shall have the meaning ascribed thereto in the preamble;

"Change of Control"                 shall mean (a) any "person" (as such term is
                                    used in Sections 13(d) and 14(d) of the
                                    Exchange Act), other than the existing
                                    owners, that becomes the beneficial owner
                                    (as defined in Rules 13d-3 and 13d-5 under
                                    the Exchange Act), directly or indirectly,
                                    of more than 30% of the total voting power
                                    of ISH or (b) ISH ceases to own, directly or
                                    indirectly, 100% of any of the Borrowers or
                                    (c) the Board of Directors of any of the
                                    Borrowers or ISH ceases to consist of a
                                    majority of the directors existing on the
                                    date hereof or directors nominated by at
                                    least two-thirds (2/3) of the then existing
                                    directors or (d) the Johnsen Family shall
                                    cease to own at least twenty percent (20%)
                                    of ISH;

"Classification Society"            shall mean a member of the International
                                    Association of Classification Societies
                                    acceptable to the Lenders with whom the
                                    Vessels are entered and who conducted
                                    periodic physical surveys and/or inspections
                                    of the Vessels;

"Closing Date"                      shall mean the day and year first written
                                    above;

"Code"                              shall mean the Internal Revenue Code of
                                    1986, as amended, and any successor statute and regulation promulgated thereunder;

"Collateral"                        shall mean, all property or other assets,
                                    real or personal, tangible or intangible,
                                    whether now owned or hereafter acquired in
                                    which the Security Trustee or any Lender has
                                    been granted a security interest pursuant to
                                    a Security Document;

"Commitment(s)"                     shall mean in relation to a Lender, the
                                    portion of the Facility set out opposite its
                                    name in Schedule I hereto or, as the case
                                    may be, in any relevant Assignment and
                                    Assumption Agreement, as changed from time
                                    to time pursuant to the terms of this
                                    Agreement;

"Compliance Certificate"            shall mean a certificate certifying the
                                    compliance by each of the Security Parties
                                    with all of its covenants contained herein
                                    and showing the calculations thereof in
                                    reasonable detail, delivered by the chief
                                    financial officer of ISH to the
                                    Administrative Agent from time to time
                                    pursuant to Section 9.1(d) in the form set
                                    out in Exhibit D or in such other form as
                                    the Administrative Agent may agree;

"Consolidated EBITDA"               shall mean, for any period, with respect to
                                    ISH and the Subsidiaries, the sum of
                                    (without duplication) (a) Consolidated Net
                                    Income; (b) all Interest Expenses of ISH and
                                    the Subsidiaries; (c) income taxes of ISH
                                    and the Subsidiaries; and (d) depreciation
                                    and amortization of ISH and the Subsidiaries
                                    determined on a consolidated basis in
                                    accordance with GAAP for such period;
                                    provided that if any Subsidiary is not
                                    wholly-owned by ISH, Consolidated EBITDA
                                    shall be reduced (to the extent not
                                    otherwise reduced in accordance with GAAP)
                                    by an amount equal to (i) the amount of
                                    Consolidated Net Income attributable to such
                                    Subsidiary multiplied by (ii) the percentage
                                    ownership interest in the income of such
                                    Subsidiary not owned by ISH on the last day
                                    of such period;

"Consolidated Indebtedness"         all Indebtedness of ISH and the Subsidiaries
                                    determined on a consolidated basis in
                                    accordance with GAAP;

"Consolidated Net Income"           for any period shall mean the consolidated
                                    net income of ISH and the Subsidiaries for
                                    such period, as shown on the consolidated
                                    financial statements of ISH and the
                                    Subsidiaries delivered in accordance with
                                    Section 9.1 (d);

"Consolidated Tangible Net          shall mean, with respect to ISH and its
Worth"                              Subsidiaries, at any date for which a
                                    determination is to be made (determined on a
                                    consolidated basis without duplication in
                                    accordance with GAAP) (a) the amount of
                                    capital stock; plus (b) the amount of
                                    surplus and retained earnings (or, in the
                                    case of a surplus or retained earnings
                                    deficit, minus the amount of such deficit);
                                    plus (c) deferred charges to the extent
                                    amortized and acquired contract costs net of
                                    accumulated amortization as stated on the
                                    then most recent audited balance sheet of
                                    ISH; minus (d) the sum of (i) the cost of
                                    treasury shares and (ii) the book value of
                                    all assets that should be classified as
                                    intangibles (without duplication of

                                    deductions in respect of items already
                                    deducted in arriving at surplus and retained earnings) but in any event including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write up in the book value of assets resulting from a revaluation thereof subsequent to December 31, 1996;

"Credit Extensions"                 shall have the meaning ascribed thereto in
                                    Section 3.8;

"Creditors"                         shall mean, together, the Agents and the
                                    Lenders, each a "Creditor";

"Default"                           shall mean any event that would, with the
                                    giving of notice or passage of time, or
                                    both, be an Event of Default;

"Default Rate"                      shall mean a rate per annum equal to two
                                    percent (2%) over the Applicable Rate then
                                    in effect;

"DOC" shall mean a document of compliance issued to an Operator in accordance with rule 13 of the ISM Code;

"Dollars" and the sign "$"          shall mean the legal currency, at any
                                    relevant time hereunder, of the United
                                    States of America and, in relation to all
                                    payments hereunder, in same day funds
                                    settled through the New York Clearing House
                                    Interbank Payments System (or such other
                                    Dollar funds as may be determined by the
                                    Administrative Agent to be customary for the
                                    settlement in New York City of banking
                                    transactions of the type herein involved);

"Drawdown Date(s)"                  shall mean the dates, each being a Banking
                                    Day, upon which the Borrowers have requested
                                    that an Advance be made available to the
                                    Borrowers, and such Advance is made, as
                                    provided in Section 3; provided, however,
                                    that the final Drawdown Date shall not fall
                                    later than the day occurring one Banking Day
                                    prior to the Repayment Date;

"Drawdown Notice"                   shall have the meaning ascribed thereto in
                                    Section 3.2;

"Earnings Assignment(s)"            shall mean the first priority assignments in
                                    respect of the earnings of each of the First
                                    Vessel and the Second Vessel, from any and
                                    all sources to be executed by the relevant
                                    Guarantor in favor of the Security Trustee
                                    pursuant to Section 4.1(k) or Section
                                    4.2.(b), as the case may be, substantially
                                    in the form set out in Exhibit F-1 and F-2
                                    respectively;

"Enterprise"                        shall have the meaning ascribed thereto in
                                    the preamble;

"Environmental Affiliate(s)"        shall mean, with respect to a Security
                                    Party, any Person or entity, the liability
                                    of which for Environmental Claims any
                                    Security Party may have assumed by contract
                                    or operation of law;

"Environmental Approval(s)"         shall have the meaning ascribed thereto in
                                    Section 2.1(q);

"Environmental Claim(s)"            shall have the meaning ascribed thereto in
                                    Section 2.1(q);

"Environmental Law(s)"              shall have the meaning ascribed thereto in
                                    Section 2.1(q);

"ERISA"                             shall mean the Employment Retirement Income
                                    Security Act of 1974, as amended;

"ERISA Affiliate"                   shall mean a trade or business (whether or
                                    not incorporated) which is under common
                                    control with any Borrower within the meaning
                                    of Sections 414(b), (c), (m) or (o) of the
                                    Code;

"ERISA Group"                       shall mean ISH and its subsidiaries within
                                    the meaning of Section 424(f) of the Code;

"Event(s) of Default"               shall mean any of the events set out in
                                    Section 8.1;

"Exchange Act"                      shall mean the Securities and Exchange Act
                                    of 1934, as amended;

"Existing Letter of Credit"         shall mean that certain letter of credit
                                    issued as of April 24, 2003 and expiring on
                                    January 31, 2005 in the name of Waterman in
                                    the amount of US$200,000 in favor of
                                    Directorate of Procurement, Jordanian Armed
                                    Forces;

"Existing Mortgage"                 shall mean that certain first preferred
                                    United States ship mortgage over the Second
                                    Vessel granted by Sulphur to the U.S.
                                    Secretary of Transportation, and in the
                                    amount of $43,357,000;

"Facility"                          means the credit facility to be made
                                    available by the Lenders to the Borrower
                                    hereunder in multiple Advances and/or
                                    Letters of Credit (to be issued by the
                                    Letter of Credit Issuer for the account of
                                    the Borrowers) pursuant to Section 3 in the
                                    maximum aggregate principal amount not to
                                    exceed the Available Amount;

"Fair Market Value"                 means, in respect of any Vessel, the average
                                    of two appraisals on a "willing seller,
                                    willing buyer" basis of such Vessel from
                                    ship brokers listed in Schedule IV or such
                                    other independent ship brokers approved by
                                    the Majority

                                    Lenders, no such appraisal to be dated more than thirty (30) days prior to the date on which a determination of Fair Market Value is required pursuant to this Agreement;

"Financed Amount"                   shall mean, with respect to a Vessel, that
                                    amount set forth opposite such Vessel's name
                                    under the column entitled "Financed Amount"
                                    in Schedule III;

"Fee Letter"                        the letter dated November 18, 2004 and
                                    entered into by the Borrowers and the
                                    Administrative Agent in respect of the fees
                                    referred to therein;

"First Vessel"                      shall mean the First Vessel listed on
                                    Schedule III hereto, registered in the name
                                    of Enterprise;

"GAAP"                              shall have the meaning ascribed thereto in
                                    Section 1.3;

"Guarantor(s)"                      shall have the meaning ascribed thereto in
                                    the preamble;

"Gulf South"                        shall have the meaning ascribed thereto in
                                    the preamble;

"Indebtedness"                      shall mean, with respect to any Person at
                                    any date of determination (without
                                    duplication), (i) all indebtedness of such
                                    Person for borrowed money, (ii) all
                                    obligations of such Person evidenced by
                                    bonds, debentures, notes or other similar
                                    instruments, (iii) all obligations of such
                                    Person in respect of letters of credit or
                                    other similar instruments (including
                                    reimbursement obligations with respect
                                    thereto), (iv) all obligations of such
                                    Person to pay the deferred and unpaid
                                    purchase price of property or services,
                                    which purchase price is due more than six
                                    months after the date of placing such
                                    property in service or taking delivery
                                    thereof or the completion of such services,
                                    except trade payables, (v) all obligations
                                    on account of principal of such Person as
                                    lessee under capitalized leases, (vi) all
                                    indebtedness of other Persons secured by a
                                    lien on any asset of such Person, whether or
                                    not such indebtedness is assumed by such
                                    Person; provided that the amount of such
                                    indebtedness shall be the lesser of (a) the
                                    fair market value of such asset at such date
                                    of determination and (b) the amount of such
                                    indebtedness, and (vii) all indebtedness of
                                    other Persons guaranteed by such Person to
                                    the extent guaranteed; the amount of
                                    Indebtedness of any Person at any date shall
                                    be the outstanding balance at such date of
                                    all unconditional obligations as described
                                    above and, with respect to contingent
                                    obligations, the maximum liability upon the
                                    occurrence of the contingency giving rise to
                                    the obligation, provided that the amount
                                    outstanding at any time of any indebtedness
                                    issued with original issue

                                    discount is the face amount of such
                                    indebtedness less the remaining unamortized portion of the original issue discount of such indebtedness at such time as determined in conformity with GAAP; and provided further that Indebtedness shall not include any liability for current or deferred federal, state, local or other taxes, or any trade payables;

"Indemnitee"                        shall have the meaning ascribed thereto in
                                    Section 19.7;

"Insurance Assignments"             shall mean the first priority assignments in
                                    respect of the insurances over the First
                                    Vessel and the Second Vessel, to be executed
                                    by the relevant Guarantor in favor of the
                                    Security Trustee pursuant to Section 4.1(k)
                                    or Section 4.2(b), as the case may be,
                                    substantially in the form set out in Exhibit
                                    G-1 and G-2 respectively;

"Interest Expense"                  shall mean, with respect to ISH and the
                                    Subsidiaries, on a consolidated basis, for
                                    any period (without duplication), interest
                                    expense, whether paid or accrued (including
                                    the interest component of capitalized
                                    leases), on all Indebtedness of ISH and the
                                    Subsidiaries for such period, net of
                                    interest income, all determined in
                                    accordance with GAAP;

"ISH" shall have the meaning ascribed thereto in the preamble;

"ISM Code"                          shall mean the International Safety
                                    Management Code for the Safe Operating of
                                    Ships and for Pollution Prevention
                                    constituted pursuant to Resolution A.741(18)
                                    of the International Maritime Organization
                                    and incorporated into the Safety of Life at
                                    Sea Convention and includes any amendments
                                    or extensions thereto and any regulation
                                    issued pursuant thereto;

"ISPS Code"                         shall mean the International Ship and Port
                                    Facility Security Code adopted by the
                                    International Maritime Organization at a
                                    conference in December, 2002 and amending
                                    the Safety of Life at Sea Convention and
                                    includes any amendments or extensions
                                    thereto and any regulation issued pursuant
                                    thereto;

"ISSC"                              shall mean the International Ship Security
                                    Certificate issued pursuant to the ISPS
                                    Code;

"Johnsen Family"                    shall mean (i) Niels W. Johnsen, Erik F.
                                    Johnsen, Niels M. Johnsen and Erik L.
                                    Johnsen; (ii) the wives and issue of Niels
                                    W. Johnsen, Erik F. Johnsen, Niels M.
                                    Johnsen and Erik L. Johnsen; and (iii) any
                                    trust for the benefit of, or controlled by,
                                    any of foregoing;

"LCI" shall have the meaning ascribed thereto in the preamble;

"L/C Supportable Obligation"        means such obligations of the Borrowers as
                                    are not inconsistent with the issuance
                                    policies of the Letter of Credit Issuer;

"Letter of Credit"                  shall have the meaning ascribed thereto in
                                    Section 3.8;

"Letter of Credit Issuer"           means, with respect to each Letter of
                                    Credit, Whitney;

"Letter of Credit Outstandings"     means, at any time, the aggregate Stated
                                    Amount of all outstanding Letters of Credit,
                                    less any drawings previously made
                                    thereunder;

"Letter of Credit Participant"      shall have the meaning ascribed thereto in
                                    Section 3.11;

"Letter of Credit Participant       means, in relation to a Letter of Credit
Percentage"                         Participant, the percentage its Commitment
                                    bears to the aggregate of all Commitments
                                    with respect to the Facility;

"Letter of Credit Request"          shall have the meaning ascribed thereto in
                                    Section 3.9;

"LIBOR Rate"                        shall mean the one month London Interbank
                                    Offered Rate ("LIBOR") as set and published
                                    by the British Banker's Association ("BBA")
                                    and in effect as of the first day of each
                                    calendar month as obtained by Administrative
                                    Agent from a wire that is sent through
                                    Bloomberg, L.P. which rate is based by BBA
                                    on an average of the Interbank Offered Rates
                                    for Dollar deposits in the London market
                                    based on quotes from designated banks in the
                                    London market. The initial LIBOR Rate shall
                                    be based on the one month LIBOR as published
                                    by BBA and in effect on December 1, 2004 and
                                    shall be adjusted thereafter on the first
                                    day of each calendar month. In the event
                                    that the one month LIBOR is no longer
                                    available from the BBA or Bloomberg, L.P.,
                                    the Administrative Agent shall select a
                                    comparable service to determine such rate
                                    and shall provide notice thereof to the
                                    Borrowers;

"Majority Lenders"                  at any time means Lenders holding an
                                    aggregate of more than 66.66% of the
                                    Advances then outstanding;

"Material Adverse Effect"           shall mean a material adverse effect on the
                                    ability of the Borrowers and/or a Guarantor
                                    to meet any of their obligations with regard
                                    to (i) the Facility and the financing
                                    arrangements established in connection
                                    therewith or (ii) any of their respective
                                    other obligations that are material to

                                    the Borrowers and the Guarantors considered as a whole;

"Materials Of Environmental         shall have the meaning ascribed thereto in
Concern"                            Section 2.1(p);

"Mortgage(s)"                       shall mean each of the first preferred
                                    United States ship mortgages on the Vessels,
                                    to be executed by the respective Guarantor
                                    which is the registered owner of such Vessel
                                    in favor of the Security Trustee pursuant to
                                    Section 4.1(k) or Section 4.2(b), as the
                                    case may be, substantially in the form set
                                    out in Exhibit H-1 and H-2 respectively;

"MTSA"                              shall mean the Maritime & Transportation
                                    Security Act, 2002, as amended, inter alia, by Public Law 107-295;

"Multiemployer Plan"                shall mean, at any time, a "multiemployer
                                    plan" as defined in Section 4001(a)(3) of
                                    ERISA to which any Borrower or any ERISA
                                    Affiliate is making or accruing an
                                    obligation to make contributions or has
                                    within any of the three preceding plan years
                                    made or accrued an obligation to make
                                    contributions;

"Multiple Employer Plan"            shall mean, at any time, an employee benefit
                                    plan, other than a Multiemployer Plan,
                                    subject to Title IV or ERISA, to which a
                                    Borrower or ERISA Affiliate, and one or more
                                    employers other than a Borrower or ERISA
                                    Affiliate, is making or accruing an
                                    obligation to make contributions or, in the
                                    event that any such plan has been
                                    terminated, to which a Borrower or ERISA
                                    Affiliate made or accrued an obligation to
                                    make contributions during any of the five
                                    plan years preceding the date of termination
                                    of such plan;

"Net Worth"                         shall mean the result of (i) the sum of the
                                    Fair Market Value of all of the vessels
                                    owned by a Person minus (ii) the amount of
                                    all debt incurred by such Person related to
                                    those vessels;

"Note" shall mean the promissory note or notes to be executed by the Borrowers to the order of the Administrative Agent or the individual
                                    Lenders pursuant to Section 4.1(c), to
                                    evidence the Facility substantially in the form set out Exhibit A and shall include any promissory note issued by the Borrowers pursuant to Section 3.4;

"Obligations"                       shall have the meanings ascribed thereto in
                                    Section 3.8;

"Operator"                          shall mean, in respect of any Vessel, the
                                    Person who is concerned with the operation
                                    of such Vessel and falls within the
                                    definition of "Company" set out in rule
                                    1.1.2 of the ISM Code;

"PBGC"                              shall mean the Pension Benefit Guaranty
                                    Corporation;

"Person"                            shall mean any individual, sole
                                    proprietorship, corporation, partnership
                                    (general or limited), limited liability
                                    company, business trust, bank, trust
                                    company, joint venture, association, joint stock company, trust or other unincorporated organization, whether or not a legal entity, or any government or agency or political subdivision thereof;

"Plan" shall mean any employee benefit plan (other than a Multiemployer Plan or a Multiple
                                    Employer Plan) covered by Title IV of ERISA;

"Pledge Agreement"                  shall mean the pledge agreement to be
                                    executed by LCI in favor of the Security
                                    Trustee pursuant to Section 4.1(d)
                                    substantially in the form set out in Exhibit
                                    B;

"Pledged Shares"                    means the shares of capital stock or other
                                    equity interests of Belden owned by LCI and
                                    pledged to the Security Trustee under the
                                    Pledge Agreement;

"Proceeding"                        shall have the meaning ascribed thereto in
                                    Section 8.1(i);

"Reference Bank"                    shall mean Whitney Bank;

"Repayment Date"                    shall mean the date which falls on the fifth
                                    (5th) anniversary of the Closing Date or, if
                                    such date is not a Banking Day, the
                                    Repayment Date shall be the immediately
                                    preceding Banking Day;

"Second Vessel"                     shall mean the Second Vessel listed on
                                    Schedule III hereto, registered in the name
                                    of Sulphur;

"Security Document(s)"              shall mean the Mortgages, the Assignments
                                    and any other documents that may be executed
                                    as security for the Facility and the
                                    Borrowers' obligations in connection
                                    therewith;

"Security Party(ies)"               shall mean each of the Borrowers and each of
                                    the Guarantors;

"Security Trustee"                  shall have the meaning ascribed thereto in
                                    the preamble;

"SMC" shall mean the safety management certificate issued in respect of a Vessel in accordance with rule 13 of the ISM code;

"Stated Amount"                     means with respect to each Letter of Credit
                                    the maximum

                                    amount available to be drawn thereunder
                                    (regardless of whether any conditions for drawing could then be met);

"subsidiary"                        shall mean, with respect to any Person, any
                                    business entity of which more than 50% of
                                    the outstanding voting stock or other equity
                                    interest is owned directly or indirectly by
                                    such Person and/or one or more other
                                    subsidiaries of such Person;

"Subsidiary(ies)"                   shall mean all of the subsidiaries of ISH;

"Sulphur"                           shall have the meaning ascribed thereto in
                                    the preamble;

"Taxes" shall mean any present or future income or other taxes, levies, duties, charges, fees, deductions or withholdings of any nature now or hereafter imposed, levied, collected, withheld or assessed by any taxing authority whatsoever, except for taxes on or measured by the overall net income of each Lender imposed by its jurisdiction of incorporation or applicable lending office, the United
                                    States of America, the State or City of New
                                    York or any governmental subdivision or
                                    taxing authority of any thereof or by any other taxing authority having jurisdiction over such Lender (unless such jurisdiction is asserted by reason of the activities of the Borrowers or any of the Subsidiaries);

"Termination Event"                 shall mean (i) a "reportable event," as
                                    defined in Section 403 of ERISA, (ii) the
                                    withdrawal of a Borrower or any ERISA
                                    Affiliate from a Multiemployer Plan during a
                                    plan year in which it was a "substantial
                                    employer," as defined in Section 4001(a)(2)
                                    of ERISA, or the incurrence of liability by
                                    a Borrower or any ERISA Affiliate under
                                    Section 4064 of ERISA upon the termination
                                    of a Multiple Employer Plan, (iii) the
                                    filing of a notice of intent to terminate a
                                    Plan under Section 4041 of ERISA or the
                                    treatment of a Multiemployer Plan amendment
                                    as a termination under Section 4041A of
                                    ERISA, (iv) the institution of proceedings
                                    to terminate a Plan or a Multiemployer Plan,
                                    or (v) any other event or condition which
                                    might constitute grounds under Section 4042
                                    of ERISA for the termination of, or the
                                    appointment of a trustee to administer, any
                                    Plan or Multiemployer Plan;

"Title XI Agreement"                shall mean the Title XI Reserve Fund and
                                    Financial Agreement, Contract No. MA-12901,
                                    dated as of October 26, 1994 and made by and
                                    between Sulphur Carriers, Inc. and the
                                    United States of America;

"Total Loss"                        shall have the meaning ascribed thereto in
                                    the Mortgages;

"Transaction Documents"             shall mean each of this Agreement, the Note
                                    and the Security Documents;

"Vessel(s)"                         shall mean the First Vessel and the Second
                                    Vessel;

"Waterman"                          shall have the meaning ascribed thereto in
                                    the preamble;

"Whitney"                           shall have the meaning ascribed thereto in
                                    the preamble; and

"Withdrawal Liability(ies)"         shall have the meaning given to such term
                                    under Part 1 of Subtitle E of Title IV of
                                    ERISA.

1.2 Computation of Time Periods; Other Definitional Provisions. In this Agreement, the Note and the other Security Documents, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding"; words importing either gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement, the Note or such Security Document, as applicable; references to agreements and other contractual instruments (including this Agreement, the Note and the Security Documents) shall be deemed to include all subsequent amendments, amendments and restatements, supplements, extensions, replacements and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of this Agreement, the Note or any Security Document); references to any matter that is "approved" or requires "approval" of a party shall mean approval given in the sole and absolute discretion of such party unless otherwise specified.

1.3 Accounting Terms. Unless otherwise specified herein, all accounting terms used in this Agreement, the Note and in the Security Documents shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent or to the Lenders under this Agreement shall be prepared, in accordance with generally accepted accounting principles for the United States ("GAAP").

1.4 Certain Matters Regarding Materiality. To the extent that any representation, warranty, covenant or other undertaking of the Borrowers in this Agreement is qualified by reference to those which are not reasonably expected to result in a "Material Adverse Effect" or language of similar import, no inference shall be drawn therefrom that any Agent or Lender has knowledge or approves of any noncompliance by such Borrower with any governmental rule.

2. REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties. In order to induce the Creditors to enter into this Agreement and to make the Facility available, each of the Borrowers and each of the Guarantors hereby represents and warrants to the Creditors (which representations and warranties shall survive the execution and delivery of this Agreement and the Note and the drawdown of the Facility) that:

         (a) Due Organization and Power. Each Security Party is duly formed and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, has full power to carry on its business as now being conducted and to enter into and perform its obligations under this Agreement, the Note and the Security Documents to which it is a party, and has complied with all statutory, regulatory and other requirements relative to such business and such agreements;

         (b) Authorization and Consents. All necessary corporate action has been taken to authorize, and all necessary consents and authorities have been obtained and remain in full force and effect to permit, each Security Party to enter into and perform its obligations under this Agreement, the Note and the Security Documents and, in the case of the Borrowers to borrow, service and repay the Facility and, as of the date of this Agreement, no further consents or authorities are necessary for the service and repayment of the Facility or any part thereof;

         (c) Binding Obligations. This Agreement, the Note and the Security Documents constitute or will, when executed and delivered, constitute the legal, valid and binding obligations of each Security Party that is a party thereto enforceable against such Security Party in accordance with their respective terms, except to the extent that such enforcement may be limited by equitable principles, principles of public policy or applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights;

         (d) No Violation. The execution and delivery of, and the performance of the provisions of, this Agreement, the Note and those of the Security Documents to which it is to be a party by each Security Party do not contravene any applicable law or regulation existing at the date hereof or any contractual restriction binding on such Security Party or the certificate of incorporation or by-laws (or equivalent instruments) thereof and that the proceeds of the Facility shall be used by the Borrowers exclusively for their own account or for the account of a Subsidiary or Affiliate of the Borrowers;

         (e) Filings; Stamp Taxes. Other than the recording of the Mortgages with the appropriate authorities for the United States, as the case may be, and the filing of UCC Financing Statements in the State of Delaware in respect of the Assignments, and the payment and filing or recording fees consequent thereto, it is not necessary for the legality, validity, enforceability or admissibility into evidence of this Agreement, the Note or the Security Documents that any of them or any document relating thereto be registered, filed, recorded or enrolled with any court or authority in any relevant jurisdiction or that any stamp, registration or similar Taxes be paid on or in relation to this Agreement, the Note or any of the Security Documents;

         (f) Litigation. No action, suit or proceeding is pending or threatened against any Security Party before any court, board of arbitration or administrative agency which could or might have a Material Adverse Effect;

         (g) No Default. No Security Party is in default under any material agreement by which it is bound, or is in default in respect of any material financial commitment or obligation;

         (h) Vessels. Upon each Drawdown Date, each Vessel:

              (i) will be in the sole and absolute ownership of the relevant Guarantor as set forth on Schedule III and duly registered in such Guarantor's name under United States flag, unencumbered, save and except: (X) with respect to the First Vessel, the Mortgage recorded against it and as permitted thereby; and (Y) with respect to the Second Vessel, the

                       Existing Mortgage or, upon the discharge of the Existing Mortgage, the Mortgage recorded against it and as permitted thereby;

              (ii) will be classed in the highest classification and rating for vessels of the same age and type with its Classification Society without any material outstanding recommendations;

              (iii) will be operationally seaworthy and in every way fit for its intended service; and

              (iv) will be insured in accordance with the provisions of the Mortgage recorded against it and the requirements thereof in respect of such insurances will have been complied with;

         (i) Insurance. Each of the Security Parties has insured its properties and assets against such risks and in such amounts as are customary for companies engaged in similar businesses;

         (j) Financial Information. Except as otherwise disclosed in writing to the Administrative Agent on or prior to the date hereof, all financial statements, information and other data furnished by any Security Party to the Administrative Agent are complete and correct, such financial statements have been prepared in accordance with GAAP and accurately and fairly present the financial condition of the parties covered thereby as of the respective dates thereof and the results of the operations thereof for the period or respective periods covered by such financial statements, and since the date of ISH's financial statements most recently delivered to the Administrative Agent there has been no Material Adverse Effect as to any of such parties and none thereof has any contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate except as disclosed in such statements, information and data;

         (k) Tax Returns. Each Security Party has filed all material tax returns required to be filed thereby and has paid all taxes payable thereby which have become due, other than those not yet delinquent or the nonpayment of which would not have a Material Adverse Effect and except for those taxes being contested in good faith and by appropriate proceedings or other acts and for which adequate reserves shall have been set aside on its books;

         (l) ERISA. The execution and delivery of this Agreement and the consummation of the transactions hereunder will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code and no condition exists or event or transaction has occurred in connection with any Plan maintained or contributed to by any member of the ERISA Group or any ERISA Affiliate resulting from the failure of any thereof to comply with ERISA which is reasonably likely to result in any member of the ERISA Group or any ERISA Affiliate incurring any liability, fine or penalty which individually or in the aggregate could have a Material Adverse Effect. No member of the ERISA Group nor any ERISA Affiliate, individually or collectively, has incurred, or reasonably expects to incur, Withdrawal Liabilities or liabilities upon the happening of a Termination Event the aggregate of which for all such Withdrawal Liabilities and other liabilities exceeds or would exceed $30,000,000. With respect to any Multiemployer Plan, Multiple Employer Plan or Plan, no member of the ERISA Group nor any ERISA Affiliate is aware of or has been notified that any "variance" from the "minimum funding standard" has been requested (each such term as defined in Part 3, Subtitle B, of Title 1 of ERISA). No member of the ERISA Group nor any ERISA Affiliate has received any notice that any Multiemployer Plan is in reorganization, within the meaning of Title IV of ERISA, which reorganization could have a Material Adverse Effect;

         (m) Chief Executive Office. The chief executive office and chief place of business of each Security Party and the office in which the records relating to the earnings and other receivables of each Security Party are kept is, and will continue to be, located at 650 Poydras Street, Suite 1700, New Orleans, LA 70130, USA;

         (n) Foreign Trade Control Regulations. To the best knowledge of each of the Security Parties, none of the transactions contemplated herein will violate the provisions of any statute or regulation enacted to prohibit or limit economic transactions with certain foreign Persons including, without limitation, any of the provisions of the Foreign Assets Control Regulations of the United States of America (Title 31, Code of Federal Regulations, Chapter V,
Part 500, as amended);

         (o) Equity Ownership. The Borrowers are owned, directly or indirectly, one hundred percent (100%) by ISH;

         (p) Environmental Matters and Claims. (a) Except as heretofore disclosed in writing to the Administrative Agent (i) each of the Borrowers and their Affiliates (which for purposes of this Section 2(p) shall be deemed to include ISH and its respective Affiliates) will, when required to operate their business as then being conducted, be in compliance with all applicable United States federal and state, local, foreign and international laws, regulations, conventions and agreements relating to pollution prevention or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, navigable waters, waters of the contiguous zone, ocean waters and international waters), including, without limitation, laws, regulations, conventions and agreements relating to (1) emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous materials, oil, hazardous substances, petroleum and petroleum products and by-products ("Materials of Environmental Concern"), or
(2) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern ("Environmental Laws"); (ii) each of the Borrowers and their Affiliates will, when required, have all permits, licenses, approvals, rulings, variances, exemptions, clearances, consents or other authorizations required under applicable Environmental Laws ("Environmental Approvals") and will, when required, be in compliance with all Environmental Approvals required to operate their business as then being conducted; (iii) none of the Borrowers nor any Affiliate thereof has received any notice of any claim, action, cause of action, investigation or demand by any person, entity, enterprise or government, or any political subdivision, intergovernmental body or agency, department or instrumentality thereof, alleging potential liability for, or a requirement to incur, material investigator costs, cleanup costs, response and/or remedial costs (whether incurred by a governmental entity or otherwise), natural resources damages, property damages, personal injuries, attorneys' fees and expenses, or fines or penalties, in each case arising out of, based on or resulting from (1) the presence, or release or threat of release into the environment, of any Materials of Environmental Concern at any location, whether or not owned by such person, or (2) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law or Environmental Approval ("Environmental Claim") (other than Environmental Claims that have been fully and finally adjudicated or otherwise determined and all fines, penalties and other costs, if any, payable by the Security Parties in respect thereof have been paid in full or which are fully covered by insurance (including permitted deductibles)); and (iv) there are no circumstances that may prevent or interfere with such full compliance in the future; and (b) except as heretofore disclosed in writing to the Administrative Agent there is no Environmental Claim pending or threatened against any of the Borrowers or any Affiliate thereof and there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any Materials of Environmental Concern, that could form the basis of any Environmental Claim against such persons the adverse disposition of which may result in a Material Adverse Effect;

         (q) Compliance with ISM Code, ISPS Code and MTSA. Each Vessel and each Operator complies with the requirements of the ISM Code, the ISPS Code and the MTSA including (but not limited to) the maintenance and renewal of valid certificates pursuant thereto;

         (r) Threatened Withdrawal of DOC or SMC. There is no threatened or actual withdrawal of any Operator's DOC or SMC in respect of any Vessel;

         (s) Liens. Other than as disclosed in Schedule V, there are no liens of any kind on any property owned by any Security Party other than those liens created pursuant to this Agreement or the Security Documents or permitted thereby;

         (t) Indebtedness. Other than as disclosed in Schedule VI, none of the Security Parties has any Indebtedness;

         (u) Payment Free of Taxes. All payments made or to be made by the Security Parties under or pursuant to this Agreement, the Note and the Security Documents shall be made free and clear of, and without deduction or withholding for an account of, any Taxes;

         (v) No Proceedings to Dissolve. There are no proceedings or actions pending or contemplated by any Security Party or, to the best knowledge of any Security Party, contemplated by any third party, to dissolve or terminate any Security Party.

         (w) Solvency. On the Closing Date, in the case of each of the Security Parties, (a) the sum of its assets, at a fair valuation, does and will exceed its liabilities, including, to the extent they are reportable as such in accordance with GAAP, contingent liabilities, (b) the present fair market salable value of its assets is not and shall not be less than the amount that will be required to pay its probable liability on its then existing debts, including, to the extent they are reportable as such in accordance with GAAP, contingent liabilities, as they mature, (c) it does not and will not have unreasonably small working capital with which to continue its business and (d) it has not incurred, does not intend to incur and does not believe it will incur debts beyond its ability to pay such debts as they mature;

         (x) Compliance with Laws. Each of the Security Parties is in compliance with all Applicable Laws, except where any failure to comply with any such Applicable Laws would not, alone or in the aggregate, have a Material Adverse Effect; and

         (y) Survival. All representations, covenants and warranties made herein and in any certificate or other document delivered pursuant hereto or in connection herewith shall survive the making of the Facility and the issuance of the Note.

3. THE LOAN

3.1 (a) Purposes. The Lenders shall make the Facility available to the Borrowers in multiple Advances and/or Letters of Credit for general corporate purposes.

         (b) Making of the Advances. Each of the Lenders, relying upon each of the representations and warranties set out in Section 2, hereby severally and not jointly agrees with the Borrowers that, subject to and upon the terms of this Agreement, it will on the Drawdown Dates make its portion of the relevant Advance available through the Administrative Agent to the Borrowers in an amount not to exceed its Commitment ratably with the other Lenders according to their respective Commitments.

3.2 Drawdown Notice. The Borrowers shall, in respect of any Advance, serve a written notice (a "Drawdown Notice") on the Administrative Agent (which shall promptly furnish a copy to each Lender) not later than 1:00 P.M., New Orleans time, on the date of the proposed drawdown of such Advance. The Drawdown Notice shall specify (a) the date of the proposed Advance (which shall be a Banking
Day), (b) the principal amount of the Advance to be made by the Lenders on that date, and (c) the disbursement instructions for the proceeds of such Advance. The Drawdown Notice shall be effective upon receipt by the Administrative Agent, shall be irrevocable and shall be in the form set out in Exhibit C.

3.3 Effect of Drawdown Notice. Such Drawdown Notice shall be deemed to constitute a joint and several and solidary warranty by the Borrowers (a) that the representations and warranties stated in Section 2 (updated mutatis mutandis) are true and correct on and as of the date of such Drawdown Notice and will be true and correct on and as of relevant Drawdown Date as if made on such date, and (b) that no Event of Default nor any event which with the giving of notice or lapse of time or both would constitute an Event of Default has occurred and is continuing.

3.4 Additional Note. At the direction of the Administrative Agent, the Borrowers shall duly execute and deliver to a Lender a promissory note in favor of such Lender evidencing the portion of the Facility owing by the Borrowers to such Lender pursuant to this Agreement; provided, however, that such note be deemed to be part of the Note and shall not in any way increase the obligations of the Borrowers under this Agreement or the Note.

3.5 Several Obligations. The failure of any Lender to make its pro rata portion of an Advance on the date specified therefor shall not relieve any other Lender of its obligation to make its pro rata portion of such Advance on such date, and none of the Agents nor any Lender shall be responsible for the failure of any other Lender to make its pro rata portion of such Advance.

3.6 Pro Rata Treatment. The borrowing from the Lenders hereunder shall be made from the Lenders, and any reduction of the amount of the Commitments shall be applied to the Commitments of the Lenders, pro rata, according to the amounts of their respective Commitments; each or prepayment of principal of the Facility by the Borrowers shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts thereof held by the Lenders; and each payment of interest on the Facility by the Borrowers shall be made for the account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders.

3.7 Funding of Advances. Upon receipt of a Drawdown Notice, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's share of the Facility.

                  (a) Not later than 3:00 P.M. New Orleans time on the Drawdown Date, each Lender shall make available its share of the relevant Advance, in Federal or other funds immediately available in New Orleans, to the Administrative Agent at its address set forth on Schedule I or to such account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Unless the Administrative Agent determines that any applicable condition specified in Section 4.1 or 4.2 has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the Borrowers at the aforesaid address, subject to the receipt of funds by the Administrative Agent as provided in the immediately preceding sentence, not later than 4:00 P.M. New Orleans time on the Drawdown Date, and in any event as soon as practicable after receipt.

                  (b) Unless the Administrative Agent shall have received notice from a Lender prior to the Drawdown Date that such Lender will not make available to the Administrative Agent such Lender's share of the relevant Advance, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the Drawdown Date in accordance with subsections (a) and (b) of this Section 3.7 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to the Administrative Agent, such Lender and the Borrowers (but without duplication) severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent as calculated by the Administrative Agent to reflect its cost of funds. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's share in the Facility included in the Advance for purposes of this Agreement as of the date the Advance was made. Nothing in this subsection (b) shall be deemed to relieve any Lender of its obligation to make an Advance to the extent provided in this Agreement. In the event that the Borrowers are required to repay any Advance to the Administrative Agent pursuant to this Section 3.7(b), as between the Borrowers and the defaulting Lender, the liability for any breakage costs as described in
Section 12.6 shall be borne by the defaulting Lender. If the defaulting Lender has not paid any such breakage costs upon demand by the Administrative Agent therefor, the Borrowers shall pay such breakage costs upon demand by the Administrative Agent and the Borrowers shall be entitled to recover any such payment for breakage costs made by the Borrowers from the defaulting Lender.

3.8 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrowers may request that the Letter of Credit Issuer at any time and from time to time prior to the Banking Day 30 days prior to the Repayment Date issue, for the account of the Borrowers and in support of L/C Supportable Obligations, and subject to and upon the terms and conditions herein set forth, the Letter of Credit Issuer agrees to issue from time to time, irrevocable standby letters of credit denominated in Dollars (or in such other currency as the Borrowers and the Letter of Credit Issuer may agree) and in such form as may be approved by the Letter of Credit Issuer (singly, a "Letter of Credit" and collectively, the "Letters of Credit"). The Existing Letter of Credit shall constitute a "Letter of Credit", for all purposes of this Agreement and shall be deemed issued for the purposes of Sections 3.11 on the date hereof; and

                  (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued, the Stated Amount of which, when added to the Letter of Credit Outstandings at such time, would exceed Two Million Dollars ($2,000,000) at such time; and (ii) each Letter of Credit shall have an expiry date occurring not later than the earlier of (x) the date which occurs thirty (30) months after the date of issuance thereof and (y) the Banking Day immediately preceding the Repayment Date.

3.9 Request for Issuance of Letter of Credit. (a) Whenever the Borrowers wish that a Letter of Credit be issued, the Borrowers shall give the applicable Letter of Credit Issuer written notice (a "Letter of Credit Request"), substantially in the form of Exhibit I prior to 10:00 a.m., New Orleans time, at least three (3) Banking Days prior to the proposed date of issuance (which shall be a Banking Day), which Letter of Credit Request shall include any documents that the Letter of Credit Issuer may reasonably require in connection therewith. The Letter of Credit Request shall be irrevocable. The Letter of Credit Issuer shall promptly notify each Lender of each Letter of Credit Request.

                  (b) The Letter of Credit Issuer shall, on the date of each issuance of a Letter of Credit by it, give each Lender and the Borrowers written notice of the issuance of such Letter of Credit.

3.10 Letter of Credit Payments Deemed Advances. (a) The Borrowers hereby agree that any payment or disbursement made by the Letter of Credit Issuer under any Letter of Credit shall be deemed an Advance in Dollars under this Agreement and shall bear interest for each day from the date of such payment or disbursement at the Applicable Rate as in effect on each day. The Letter of Credit Issuer shall give prompt notice to the Borrowers and the Lenders of each payment or disbursement and the amount thereof in Dollars under a Letter of Credit.

                  (b) (i) The Letter of Credit Issuer shall not concern itself with the regularity or propriety of any demand made under any Letter of Credit beyond the face thereof, provided that such demand strictly complies with the terms of such Letter of Credit and (subject to the above proviso) it shall not be a defense to a claim of the Letter of Credit Issuer that the Letter of Credit Issuer could have resisted the payment in respect of which such claim is made.

                      (ii) The Borrowers' obligation to repay any Advance deemed made under this Section 3.10 (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrowers may have or have had against the Letter of Credit Issuer or any Lender, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit (other than the failure of the Letter of Credit Issuer to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit) or any non-application or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that the Borrowers shall not be obligated to reimburse the Letter of Credit Issuer for any wrongful payment made by the Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Letter of Credit Issuer.

3.11 Letter of Credit Participation. (a) Immediately upon the issuance by the Letter of Credit Issuer of such Letter of Credit, the Letter of Credit Issuer shall be deemed to have sold and transferred to each Lender, and each Lender (each a "Letter of Credit Participant") shall be deemed irrevocably and unconditionally to have purchased and received from the Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Commitment, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligation of the Borrowers under this Agreement with respect thereto and any security therefor or guaranty pertaining thereto.

                  (b) In determining whether to pay under any Letter of Credit, the Letter of Credit Issuer shall not have any obligation relative to the respective Letter of Credit Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Letter of Credit Issuer under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Letter of Credit Issuer any resulting liability to the respective Letter of Credit Participants.

                  (c) In the event that the Letter of Credit Issuer makes any payment under any Letter of Credit issued thereby, upon receipt of notice thereof as provided in Section 3.10(a), each Letter of Credit Participant shall promptly and unconditionally pay to the Letter of Credit Issuer, the amount of such Letter of Credit Participant's Percentage of such payment in Dollars and in same day funds; provided, however, that no Letter of Credit Participant shall be obligated to pay to the Letter of Credit Issuer its percentage of such payment for any wrongful payment made by the Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Letter of Credit Issuer. If the Letter of Credit Issuer so notifies any Letter of Credit Participant required to fund a Drawing under a Letter of Credit prior to 11:00 a.m., New Orleans time, on any Banking Day, such Letter of Credit Participant shall make available to the Letter of Credit Issuer such Letter of Credit Participant's Percentage of the amount of such payment on such Banking Day in same day funds. If and to the extent such Letter of Credit Participant shall not have so made its percentage of the amount of such drawing available to the Letter of Credit Issuer, such Letter of Credit Participant agrees to pay to the Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Letter of Credit Issuer at the LIBOR Rate for overnight or weekend deposits. The failure of any Letter of Credit Participant to make available to the Letter of Credit Issuer its percentage of any drawing under any Letter of Credit shall not relieve any other Letter of Credit Participant of its obligation hereunder to make available to the Letter of Credit Issuer its percentage of any payment under any Letter of Credit on the date required, as specified above, but no Letter of Credit Participant shall be responsible for the failure of any other Letter of Credit Participant to make available to the Letter of Credit Issuer such other Letter of Credit Participant's Percentage of any such payment.

                  (d) The obligation of the respective Letter of Credit Participants to make payments to the Letter of Credit Issuer with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever (provided that no Letter of Credit Participant shall be required to make payments resulting from the Letter of Credit Issuer's gross negligence or willful misconduct) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                      (i) any lack of validity or enforceability of this Agreement.

                      (ii) the existence of any claim, set-off, defense or other right which the Borrowers may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any person for whom any such transferee may be acting), any Agent or Lender or other person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Borrower and the beneficiary named in any such Letter of Credit);

                      (iii) any draft, certificate or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect; or

                      (iv)     the occurrence of any Event of Default.

3.12 Solidary Liability of Borrowers. All Advances or issuances of Letter of Credit (collectively, the "Credit Extensions"), upon funding or issuance or creation thereof, shall be deemed to be funded or issued to, and received by or for the benefit of, all Borrowers. Each representation and warranty made herein, unless the context expressly provides to the contrary, shall be deemed to have been made independently by each Borrower, and each Borrower shall be liable in solido with each other Borrower for any breach of this Agreement by any Borrower. Each of the Borrowers solidarily agrees to pay, and shall be solidarily liable under this Agreement for the payment of, all Credit Extensions, regardless of (a) the manner or amount in which proceeds of the Credit Extensions are used, allocated, shared or disbursed by or among or for the benefit of Borrowers themselves, or (b) the manner in which Administrative Agent or any Lender accounts for such Credit Extensions on its books and records. Each Borrower shall be liable for all amounts due to the Administrative Agent and the Lenders under this Agreement (collectively, the "Obligations"), regardless of which Borrower actually receives the Credit Extensions or the benefit thereof or the amount of such Credit Extensions received or the manner in which Lender accounts for such Credit Extensions on its books and records. Each Borrower's Obligations with respect to Credit Extensions made or issued to or for the benefit of it, and such Borrower's Obligations arising as a result of the joint and several and solidary liability of such Borrower hereunder with respect thereto, shall be separate and distinct obligations, but all such obligations to repay the Credit Extensions shall be primary obligations of such Borrower. Each Borrower expressly acknowledges and agrees with Administrative Agent and the Lenders that the joint and several and solidary liability of each Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under this Agreement and the Security Documents to any or all of the other Borrowers and is not required or given as a condition of any Credit Extension to such Borrower. Each Borrower's indebtedness, liabilities and obligations under this Agreement and the Notes shall be separate and distinct indebtedness, liabilities and obligations. Each Borrower's indebtedness, liabilities and obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of:

                  (i) the validity or enforceability, avoidance or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower;

                  (ii) the absence of any attempt to collect the Obligations from any other Borrower or any Guarantor, or from any other security therefor, or the absence of any other action to enforce the same;

                  (iii) the waiver, consent, extension, forbearance or granting of any indulgence by Administrative Agent or Lenders with respect to any provision of any agreement, document or instrument evidencing the Obligations of any other Borrower or Guarantor, or any part thereof, or any other agreement now or hereafter executed by any other Borrower or Guarantor and delivered to Administrative Agent or to any Lender;

                  (iv) the failure by Administrative Agent to take any steps to perfect or maintain its lien in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower or Guarantor;

                  (v) Administrative Agent's or any Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

                  (vi) any borrowing or grant of a lien by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code;

                  (vii) the disallowance of all or any portion of any Lender's claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code; or

                  (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a Guarantor or of any other Borrower.

With respect to any Borrower's Obligations arising as a result of the solidary liability of Borrowers hereunder with respect to Credit Extensions made or issued or created to or for the benefit of any of the other Borrowers hereunder, such Borrower waives, until the Obligations shall have been paid, performed and satisfied in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which Lender now has or may hereafter have against any other Borrower, any endorser or any Guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to Lender to secure payment of the Obligations or any other liability of any Borrower to Lender. Upon the occurrence of any Event of Default, Lender may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of, the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that Lender shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations.

3.13 Contribution and Indemnification among Borrowers. Each Borrower is obligated to repay the Obligations as a solidary obligor under this Agreement and under the Note. To the extent that any Borrower shall, under this Agreement or the Note as a solidary obligor, repay any of the Obligations constituting Advances to or for the benefit of another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an "Accommodation Payment"), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of Borrowers. As of any date of determination, the "Allocable Amount" of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower "insolvent" within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA") or within the meaning of Louisiana Civil Code article 2037, (b) leaving such Borrower with unreasonably small capital or assets, within the meaning of
Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA, or (c) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA. All rights and claims of contribution, indemnification and reimbursement under this Section 3.13 shall be subordinate in right of payment to the prior payment in full of the Obligations and, upon and after the occurrence of a Default or an Event of Default, no Borrower may receive any payment, and no other Borrower may make any payment, based upon any such right or claim without the prior written consent of the Administrative Agent. The provisions of this Section 3.13 shall, to the extent expressly inconsistent with any provision in this Agreement or any Security Document, supersede such inconsistent provision.

3.14 Express Waivers by the Borrowers in respect of Cross Guaranties and Cross Collateralization. Each Borrower agrees as follows:

                  (a) Each Borrower hereby waives: (i) notice of acceptance of this Agreement; (ii) notice of the making of any Credit Extension under this Agreement or any Security Document or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to such Borrower's right to make inquiry of Administrative Agent or Lenders to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase such Borrower's risk with respect to such other Borrower under this Agreement or the Security Documents; (v) notice of presentment for payment, demand, protest and notice thereof as to any promissory notes or other instruments which constitute a part of the Security Documents; and (vi) all other notices (except if such notice is specifically required to be given to such Borrower hereunder or under any of the Security Documents to which such Borrower is a party) and demands to which such Borrower might otherwise be entitled;

                  (b) Each Borrower hereby waives the right by statute or otherwise to require Lender to institute suit against any other Borrower or to exhaust any rights and remedies which Administrative Agent or the Lenders have or may have against any other Borrower. Each Borrower further waives any defense arising by reason of any disability or other defense of any other Borrower (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid) or by reason of the cessation from any cause whatsoever of the liability of any such Borrower in respect thereof;

                  (c) Each Borrower hereby waives and agrees not to assert against Administrative Agent or any Lender: (i) any defense (legal or equitable), setoff, counterclaim or claim which such Borrower may now or at any time hereafter have against any other Borrower or any other party liable under the Security Documents; (ii) any defense, setoff, counterclaim or claim of any kind or nature available to any other Borrower against Lender, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Lender under any applicable law; (iv) the benefit of any statute of limitations affecting any other Borrower's liability hereunder; and

                  (d) Each Borrower consents and agrees that, without notice to or by such Borrower and without affecting or impairing the obligations of such Borrower hereunder, Lender may, by action or inaction: (i) compromise, settle, extend the duration or the time for the payment of or discharge the performance of, or refuse to or otherwise not enforce, this Agreement or any Security Document; (ii) release all or any one or more parties to any one or more of this Agreement or any Security Document or grant other indulgences to any other Borrower in respect thereof; (iii) amend or modify in any manner and at any time (or from time to time) this Agreement or any Security Document; or (iv) release or substitute any person liable for payment of the Obligations, or enforce, exchange, release or waive any security for the Obligations or any guaranty of the Obligations.

Each Borrower represents and warrants to the Creditors that such Borrower is currently informed of the financial condition of the other Borrowers and all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants that such Borrower has read and understands the terms and conditions of this Agreement or any Security Document. Each Borrower agrees that the Creditors have no responsibility to inform any Borrower of the financial condition of any other Borrower or of any other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

4. CONDITIONS

4.1 Conditions Precedent to the Effectiveness of this Agreement. The obligation of the Lenders to make any Advance available or issue any Letter of Credit to the Borrowers under this Agreement shall be expressly subject to the following conditions precedent:

         (a) Corporate Authority. The Administrative Agent shall have received the following documents in form and substance satisfactory to the Administrative Agent and its legal advisers:

             (i) copies, certified as true and complete by an officer of each of the Security Parties, of the resolutions of its board of directors and, other than ISH, shareholders evidencing approval of the Transaction Documents to which each is a party and authorizing an appropriate officer or officers or attorney-in-fact or attorneys-in-fact to execute the same on its behalf, including the execution of the Drawdown Notice;

             (ii) copies, certified as true and complete by an officer of each of the Security Parties, of the certificate or articles of incorporation and by-laws or similar constituent document thereof;

             (iii) certificate of the jurisdiction of incorporation or formation, as the case may be, of each Security Party as to the good standing thereof; and

             (iv) a certificate signed by the Chairman, President, Executive Vice President, Treasurer, Comptroller, Controller or chief financial officer of each of the Security Parties to the effect that (A) no Default or Event of Default shall have occurred and be continuing and (B) the representations and warranties of such Security Party contained in this Agreement are true and correct as of the date of such certificate.

         (b) The Agreement. Each of the Security Parties shall have duly executed and delivered this Agreement to the Administrative Agent.

         (c) The Note. The Borrowers shall have duly executed and delivered the Note to the Administrative Agent.

         (d) The Pledge Agreement. LCI shall have duly executed, and delivered to the Security Trustee the Pledge Agreement and the Pledged Shares.

         (e) The Creditors. The Administrative Agent shall have received executed counterparts of this Agreement from each of the Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received in form satisfactory to it a telex, facsimile or other written confirmation from such Lender of the execution of a counterpart of this Agreement by such Lender).

(f) Fees. The Creditors shall have received payment in full of all fees and expenses due to each thereof pursuant to the terms hereof on the date when due including, without limitation, all fees and expenses due under Section 14.

         (g) Environmental Claims. The Lenders shall be satisfied that none of the Security Parties is subject to any Environmental Claim which could reasonably be expected to have a Material Adverse Effect.

         (h) Legal Opinions. The Administrative Agent, on behalf of the Agents and the Lenders, shall have received opinions addressed to the Administrative Agent from (i) Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., special counsel to the Security Parties, and (ii) Seward & Kissel LLP, special counsel to the Agents and the Lenders, in each case in such form as the Administrative Agent may require, as well as such other legal opinions as the Lenders shall have required as to all or any matters under the laws of the Republic of the Marshall Islands, the Republic of Panama, the Republic of Singapore, the State of Delaware, the State of New York, the State of Louisiana and the United States of America covering certain of the conditions and representations and warranties which are the subjects of Sections 2 and 4, respectively.

         (i) Officer's Certificate. The Administrative Agent shall have received a certificate signed by the President or other duly authorized executive officer of each of the Borrowers certifying that under applicable law existing on the date hereof, such Borrower shall not be compelled by law to withhold or deduct any Taxes from any amounts to become payable to the Administrative Agent for the account of the Creditors hereunder.

         (j) First Vessel Documents. The Security Trustee shall have received evidence satisfactory to it and its counsel that the First Vessel:

                  (i) is in the sole and absolute ownership of Enterprise and is duly registered in Enterprise's name under United States flag free of all liens and encumbrances of record other than its Mortgage;

                  (ii) is insured in accordance with the provisions of its Mortgage and all requirements of its Mortgage in respect of such insurance have been fulfilled (including, but not limited to, letters of undertaking from the insurance brokers, including confirmation notices of assignment, notices of cancellation and loss payable clauses acceptable to the Lenders);

                  (iii) is classed in the highest classification and rating for vessels of the same age and type with its Classification Society without any material outstanding recommendations; and

                  (iv) is operationally seaworthy and in every way fit for its intended service;

         (k) Security Documents. Enterprise shall have executed and delivered to the Security Trustee:

                  (i) the Mortgage on its Vessel, which shall have been filed in accordance with the laws of the United States so as to constitute a first preferred mortgage lien under United States law;

                  (ii)     the Insurances Assignment in respect of its Vessel;

                  (iii)    the Earnings Assignment in respect of its Vessel;

                  (iv)     the Assignment Notices with respect to its Vessel;
                           and

                  (v) such Uniform Commercial Code Financing Statements (Forms UCC-1) as the Administrative Agent shall require.

         (l) Vessel Appraisals. The Administrative Agent shall have received appraisals, in form and substance satisfactory to the Administrative Agent, as to the Fair Market Value of each Vessel.

         (m) ISM DOC. To the extent required to be obtained by the ISM Code the Security Trustee shall have received a copy of the DOC for each Vessel.

         (n) Evidence of Current COFR.The Administrative Agent shall have received copies of the current Certificate of Financial Responsibility pursuant to the Oil Pollution Act 1990 for each of the Vessels.

         (o) First Vessel Liens. The Administrative Agent shall have received evidence satisfactory to it and to its legal advisor that, save for the liens created by the Mortgage and the

Assignments, there are no liens, charges or encumbrances of any kind whatsoever on the First Vessel or on its earnings except as permitted hereby or by any of the Security Documents.

         (p) Charters; Pooling Agreements. The Security Parties shall, for each of the Vessels, have delivered to the Agent true and complete copies of (i) all charters having a term longer than twelve (12) months from the date of execution and (ii) all vessel pooling agreements, in each case to which any Security Party is a party.

4.2 Certain Matters with respect to the Available Amount. The obligations of the Lenders to make available any Advance or issue any Letter of Credit, as the case may be, under this Agreement shall at all times be subject to the limitation that any such Advance or Letter of Credit, as the case may be, when aggregated with any and all outstanding Advances and Letters of Credit shall not exceed the then Available Amount. The Available Amount shall not include any calculations with respect to the Fair Market Value of the Second Vessel unless and until the satisfaction of the following conditions:

         (a) Second Vessel Documents. The Security Trustee shall have received evidence satisfactory to it and its counsel that the Second Vessel:

                  (i) is in the sole and absolute ownership of Sulphur and is duly registered in Sulphur's name under United States flag free of all liens and encumbrances of record other than its Mortgage;

                  (ii) is insured in accordance with the provisions of its Mortgage and all requirements of its Mortgage in respect of such insurance have been fulfilled (including, but not limited to, letters of undertaking from the insurance brokers, including confirmation notices of assignment, notices of cancellation and loss payable clauses acceptable to the Lenders);

                  (iii) is classed in the highest classification and rating for vessels of the same age and type with its Classification Society without any material outstanding recommendations; and

                  (iv) is operationally seaworthy and in every way fit for its intended service;

         (b) Security Documents. Sulphur shall have executed and delivered to the Security Trustee:

                  (i) the Mortgage on its Vessel, which shall have been filed in accordance with the laws of the United States so as to constitute a first preferred mortgage lien under United States law;

                  (ii)     the Insurances Assignment in respect of its Vessel;

                  (iii)    the Earnings Assignment in respect of its Vessel;

                  (iv)     the Assignment Notices with respect to its Vessel;
                           and

                  (v) such Uniform Commercial Code Financing Statements (Forms UCC-1) as the Administrative Agent shall require.

         (c) Vessel Appraisals. The Administrative Agent shall have received appraisals, in form and substance satisfactory to the Administrative Agent, as to the Fair Market Value of the Second Vessel.

         (d) Second Vessel Liens. The Administrative Agent shall have received evidence satisfactory to it and to its legal advisor that, save for the liens created by the Mortgage and the Assignments, there are no liens, charges or encumbrances of any kind whatsoever on the Second Vessel or on its earnings except as permitted hereby or by any of the Security Documents.

         (e) Legal Opinions. The Administrative Agent, on behalf of the Agents and the Lenders, shall have received opinions addressed to the Administrative Agent as the Lenders shall have required as to all or any matters under the laws of the State of Delaware and the United States of America covering certain of the conditions and representations and warranties which are the subjects of Sections 2 and 4, respectively.

4.3 Further Conditions Precedent. On each Drawdown Date or date on which a Letter of Credit has been requested to be issued, the obligation of the Lenders to make any Advance (other than an Advance which occurs by reason of a drawing under any Letter of Credit) available or issue any Letter of Credit to the Borrowers shall also be expressly conditional upon:

         (a) Drawdown Notice. The Administrative Agent having received a Drawdown Notice or a Letter of Credit Request, as applicable, in accordance with the terms of Section 3.2 or Section 3.9, as the case may be.

         (b) Representations and Warranties True. The representations stated in
Section 2 being true and correct as if made on that date.

         (c) No Default. No Default or Event of Default having occurred and being continuing or would result from the making of the Facility.

         (d) No Material Adverse Effect. There having been no Material Adverse Effect since June 30, 2004.

4.4 Breakfunding Costs. In the event that, on the date specified for the making of the Facility in the Drawdown Notice, the Lenders shall not be obliged under this Agreement to make the Facility available under this Agreement, the Borrowers shall indemnify and hold the Lenders fully harmless against any losses which the Lenders (or any thereof) may sustain as a result of borrowing or agreeing to borrow funds to meet the drawdown requirement of such Drawdown Notice and the certificate of the relevant Lender or Lenders shall, absent manifest error, be conclusive and binding on the Borrower as to the extent of any such losses.

4.5 Satisfaction after Drawdown. Without prejudice to any of the other terms and conditions of this Agreement, in the event all of the Lenders elect, in their sole discretion, to make the Facility prior to the satisfaction of all or any of the conditions referred to in Sections 4.1, 4.2 or 4.3, the Borrowers hereby covenant and undertake to satisfy or procure the satisfaction of such condition or conditions within seven (7) days after the Drawdown Date (or such longer period as the Majority Lenders, in their sole discretion, may agree).

5. REPAYMENT AND PREPAYMENT

5.1 Repayment. The Borrowers agree to repay the principal amount of the Facility with interest thereon on the Repayment Date. Any amounts due under this Agreement not paid when due, whether by acceleration or otherwise, shall bear interest thereafter until paid at the Default Rate.

5.2 Voluntary Prepayment; Re-borrowing. The Borrowers may, at their option, on any Banking Day, prepay any Advance or any portion thereof. The Borrowers shall compensate the Lenders or any thereof for any loss, cost or expense incurred by them as a result of a prepayment made on any day other than the last day of a calendar month in accordance with the provisions of Section 12.6. Prepayments made on the last day of a calendar month shall be without penalty or premium. Any prepayment (except a prepayment of the entire amount of the outstanding Advances) shall be in an integral multiple of Five Hundred Thousand Dollars ($500,000) with a minimum amount of Five Hundred Thousand Dollars ($500,000). The Borrowers shall give to the Administrative Agent (which shall promptly furnish a copy to each Lender) not later than 1:00 P.M. New Orleans time on the date of any such prepayment (which notice shall be irrevocable and shall specify the date and amount of prepayment). The Borrowers may from time to time pre-pay the Advances and thereafter re-borrow such Advances or a portion thereof.

5.3 Mandatory Prepayment; Sale or Loss of Vessel. Upon (i) the sale of a Vessel or (ii) the earlier of (x) ninety (90) days after the Total Loss (as such term is defined in the Mortgages) of a Vessel or (y) the date on which the insurance proceeds in respect of such loss are received by the Guarantors or the Security Trustee as assignee thereof, the Borrowers shall either (I) deliver to the Security Trustee, such additional collateral, of equal or greater value with such Vessel, as may be satisfactory to the Lenders in their sole discretion or
(II) repay the Advances in an amount equal to the aggregate amount of the Advances then outstanding multiplied by a fraction, the numerator of which is the Financed Amount of that Vessel and the denominator of which is the sum of the (a) aggregate Financed Amounts for all of the Vessels and (b) an amount equal to the product of (X) fifty percent (50%) of LCI's percentage interest in the share capital of Belden multiplied by (Y) the Net Worth of Belden, the Facility shall be reduced by an amount equal to such repayment and each Lender's Commitment shall be reduced pro-rata. So long as no event has occurred which constitutes or, with the giving of notice or lapse of time or both, would constitute an Event of Default or which adversely affects the Borrowers' ability to perform its obligations under this Agreement, the Note and the Security Documents or any of them, any surplus proceeds shall be paid to the Borrowers. Amounts prepaid under this Section 5.3 shall not be available for re-borrowing by the Borrowers.

5.4 Prepayments Generally. Any and all prepayments hereunder, whether mandatory or voluntary, shall be applied in the following order:

         (a) firstly, towards accrued and unpaid interest and for fees due under this Agreement; and

         (b) secondly, towards the Advances in the inverse order of their respective Drawdown Dates.

5.5 Borrowers' Obligation Absolute. The Borrowers' obligation to pay each Creditor hereunder and under the Note shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms hereof and thereof, under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrowers or any of them may have or may have had against the Creditors.

6. INTEREST AND RATE

6.1 Payment of Interest; Interest Rate. (a) (a) Each Borrower hereby promises to pay to the Lenders interest on the unpaid principal amount of each Advance for the period commencing on the Drawdown Date until but not including the stated maturity thereof (whether by acceleration or otherwise) or the date of prepayment thereof at the Applicable Rate which shall be the rate per annum which is equal to the aggregate of (a) the LIBOR Rate plus (b) the Applicable Margin. The Applicable Rate with respect to the Facility shall be determined by the Administrative Agent on the first day of each calendar month. The Administrative Agent shall promptly notify the Borrowers and the Lenders in writing of the Applicable Rate as and when determined. Each such determination, absent manifest error, shall be conclusive and binding upon the Borrowers.

         (b) Notwithstanding the foregoing, the Borrower agrees that after the occurrence and during the continuance of an Event of Default, the Facility Advances shall bear interest at a rate per annum equal to the greater of (A) the Default Rate and (B) two percent (2%) plus the sum of (x) the Applicable Margin plus (y) the LIBOR Rate for overnight or weekend deposits. In addition, the Borrowers hereby promise to pay interest (to the extent that the payment of such interest shall be legally enforceable) on any overdue interest, and on any other amount payable by the Borrower hereunder which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until but not including the date the same is paid in full at the Default Rate.

         (c) Except as provided in the next sentence, accrued interest on the Advances shall be payable (i) on the first day of each calendar month and (ii) with each repayment of principal thereof. Interest payable at the Default Rate shall be payable from time to time on demand of the Administrative Agent.

6.2 Maximum Interest. Anything in this Agreement or the Note to the contrary notwithstanding, the interest rate on the Facility shall in no event be in excess of the maximum rate permitted by Applicable Law.

7. PAYMENTS

7.1 Place of Payments, No Set Off. All payments to be made hereunder by the Borrowers shall be made to the Administrative Agent, not later than 3 p.m. New Orleans time(any payment received after 3 p.m. New Orleans time shall be deemed to have been paid on the next Banking Day) on the due date of such payment, at its office located at 228 St. Charles Avenue, New Orleans, Louisiana 70130 or to such other office of the Administrative Agent as the Administrative Agent may direct, without set-off or counterclaim and free from, clear of, and without deduction for, any Taxes, provided, however, that if the Borrowers shall at any time be compelled by law to withhold or deduct any Taxes from any amounts payable to the Lenders hereunder, then the Borrowers shall pay such additional amounts in Dollars as may be necessary in order that the net amounts received after withholding or deduction shall equal the amounts which would have been received if such withholding or deduction were not required and, in the event any withholding or deduction is made, whether for Taxes or otherwise, the Borrowers shall promptly send to the Administrative Agent such documentary evidence with respect to such withholding or deduction as may be required from time to time by the Lenders.

7.2 Tax Credits. If any Lender obtains the benefit of a credit against the liability thereof for federal income taxes imposed by any taxing authority for all or part of the Taxes as to which the Borrowers have paid additional amounts as aforesaid (and each Lender agrees to use its best efforts to obtain the benefit of any such credit which may be available to it, provided it has knowledge that such credit is in fact available to it), then such Lender shall reimburse the Borrowers for the amount of the credit so obtained. Each Lender agrees that in the event that Taxes are imposed on account of the situs of its loans hereunder, such Lender, upon acquiring knowledge of such event, shall, if commercially reasonable, shift such loans on its books to another office of such Lender so as to avoid the imposition of such Taxes.

7.3 Computations; Banking Days.

         (a) All computations of interest and fees shall be made by the Administrative Agent or the Lenders, as the case may be, on the basis of a 360-day year, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which interest or fees are payable. Each determination by the Administrative Agent or the Lenders of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

         (b) Whenever any payment hereunder or under the Note shall be stated to be due on a day other than a Banking Day, such payment shall be due and payable on the next succeeding Banking Day unless the next succeeding Banking Day falls in the following calendar month, in which case it shall be payable on the immediately preceding Banking Day.

8. EVENTS OF DEFAULT

8.1 Events of Default. In the event that any of the following events shall occur and be continuing:

         (a) Principal Payments. Any principal of the Facility is not paid on the due date therefor; or

         (b) Interest and other Payments. Any interest on the Facility or any other amount becoming payable under this Agreement and under any Transaction Document or under any of them, is not paid within three (3) Banking Days from the date when due; or

         (c) Representations, etc. Any representation, warranty or other statement made by any of the Security Parties in this Agreement or in any other instrument, document or other agreement delivered in connection herewith proves to have been untrue or misleading in any material respect as at the date as of which it was made; or

         (d) Impossibility, Illegality. It becomes impossible or unlawful for any of the Security Parties to fulfill any of the covenants and obligations contained herein or in any Transaction Document, or for any of the Lenders to exercise any of the rights vested in any of them hereunder or under the other Transaction Documents and such impossibility or illegality, in the reasonable opinion of such Lender, will have a Material Adverse Effect on any of its rights hereunder or under the other Transaction Documents or on any of its rights to enforce any thereof; or

         (e) Mortgage. There is any default under any Mortgage; or

         (f) Certain Covenants. Any Security Party defaults in the performance or observance of any covenant contained in Section 9.1(b), 9.1(m), 9.1(t), 9.2(k) and 9.3(a) through (d) inclusive; or

         (g) Covenants. One or more of the Security Parties default in the performance of any term, covenant or agreement contained in this Agreement or in the other Transaction Documents, or in any other instrument, document or other agreement delivered in connection herewith or therewith, in each case other than an Event of Default referred to elsewhere in this Section 8.1, and such default continues unremedied for a period of fifteen (15) days after written notice thereof has been given to the relevant Security Party or Parties by the Administrative Agent at the request of any Lender; or

         (h) Indebtedness and Other Obligations. Any Security Party defaults in the payment when due (subject to any applicable grace period) of any Indebtedness or of any other indebtedness, in either case, in an outstanding principal amount equal to or exceeding Two Million Dollars ($2,000,000) or such Indebtedness or other indebtedness is, or by reason of such default is subject to being, accelerated or any party becomes entitled to enforce the security for any such Indebtedness or other indebtedness and such party shall take steps to enforce the same, unless such default or enforcement is being contested in good faith and by appropriate proceedings or other acts and such Security Party has set aside on its books adequate reserves with respect thereto; or

         (i) Bankruptcy. Any Security Party commences any proceedings relating to any substantial portion of its property under any reorganization, arrangement or readjustment of debt, dissolution, winding up, adjustment, composition, bankruptcy or liquidation law or statute of any jurisdiction, whether now or hereafter in effect (a "Proceeding"), or there is commenced against any thereof any Proceeding and such Proceeding remains undismissed or unstayed for a period of sixty (60) days; or any receiver, trustee, liquidator or sequestrator of, or for, any thereof or any substantial portion of the property of any thereof is appointed and is not discharged within a period of sixty (60) days; or any thereof by any act indicates consent to or approval of or acquiescence in any Proceeding or to the appointment of any receiver, trustee, liquidator or sequestrator of, or for, itself or any substantial portion of its property; or

         (j) Judgments. Any judgment or order is made the effect whereof would be to render invalid this Agreement or any other Transaction Document or any material provision thereof or any Security Party asserts that any such agreement or provision thereof is invalid; or judgments or orders for the payment of money (not paid or fully covered by insurance, subject to applicable deductibles) in excess of $2,500,000 in the aggregate for ISH or its Subsidiaries (or its equivalent in any other currency) shall be rendered against ISH and/or any of its Subsidiaries and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days; or

         (k) Inability to Pay Debts. Any Security Party is unable to pay or admits its inability to pay its debts as they fall due or a moratorium shall be declared in respect of any Indebtedness of any thereof; or

         (l) Termination of Operations; Sale of Assets. Except as expressly permitted under this Agreement, any Security Party ceases its operations or sells or otherwise disposes of all or substantially all of its assets or all or substantially all of the assets of any Security Party are seized or otherwise appropriated; or

         (m) Change in Financial Position. Any change in the financial position of any Security Party which, in the reasonable opinion of the Majority Lenders, shall have a Material Adverse Effect; or

         (n) Cross-Default. Any Security Party defaults under any material contract or agreement to which it is a party or by which it is bound; or

         (o) ERISA Debt. Any member of the ERISA Group or any ERISA Affiliate shall (i) fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it or they shall have become liable to pay under Title IV of ERISA or (ii) any member of the ERISA Group or any ERISA Affiliate, individually or collectively, shall incur, or shall reasonably expect to incur, any Withdrawal Liability or liability upon the happening of a Termination Event and the aggregate of all such Withdrawal Liabilities and such other liabilities shall be in excess of $10,000,000;

then, the Lenders' obligation to make any Advance available shall cease and the Administrative Agent on behalf of the Lenders may, with the Majority Lenders' consent and shall, upon the Majority Lenders' instruction, by notice to the Borrowers, declare the entire Facility, accrued interest and any other sums payable by the Borrowers hereunder, under the Note and under the other Transaction Documents due and payable whereupon the same shall forthwith be due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; provided that upon the happening of an event specified in subclauses (i) or (k) of this Section 8.1, the Facility, accrued interest and any other sums payable by the Borrowers hereunder, under the Note and under the other Transaction Documents shall be immediately due and payable without declaration, presentment, demand, protest or other notice to the Borrowers all of which are expressly waived. In such event, the Creditors, or any thereof, may proceed to protect and enforce their respective rights by action at law, suit in equity or in admiralty or other appropriate proceeding, whether for specific performance of any covenant contained in this Agreement or in the Note or in any other Transaction Document or in aid of the exercise of any power granted herein or therein, or the Lenders or the Administrative Agent may proceed to enforce the payment of the Note when due or to enforce any other legal or equitable right of the Lenders, or proceed to take any action authorized or permitted by Applicable Law for the collection of all sums due, or so declared due, including, without limitation, the right to appropriate and hold or apply (directly, by way of set-off or otherwise) to the payment of the obligations of the Borrowers to any of the Creditors hereunder, under the Note and/or under the other Transaction Documents (whether or not then due) all moneys and other amounts of the Borrower then or thereafter in possession of any Creditor, the balance of any deposit account (demand or time, matured or unmatured) of the Borrowers then or thereafter with any Creditor and every other claim of the Borrowers then or thereafter against any of the Creditors.

8.2 Indemnification. The Borrowers, in solido, agree to, and shall, indemnify and hold each of the Creditors harmless against any loss, as well as against any reasonable costs or expenses (including reasonable legal fees and expenses), which any of the Creditors sustains or incurs as a consequence of any default in payment of the principal amount of the Facility, interest accrued thereon or any other amount payable hereunder, under the Note or under the other Transaction Documents including, but not limited to, all actual losses incurred in liquidating or re-employing fixed deposits made by third parties or funds acquired to effect or maintain the Facility or any portion thereof. Any Creditor's certification of such costs and expenses shall, absent any manifest error, be conclusive and binding on the Borrowers.

8.3 Application of Moneys. Except as otherwise provided in any Security Document, all moneys received by the Creditors under or pursuant to this Agreement, the Note or any of the Security Documents after the happening of any Event of Default (unless cured to the satisfaction of the Majority Lenders) shall be applied by the Administrative Agent in the following manner:

         (a) firstly, in or towards the payment or reimbursement of any expenses or liabilities incurred by any of the Creditors in connection with the ascertainment, protection or enforcement of its rights and remedies hereunder, under the Note and under the other Transaction Documents;

         (b) secondly, in or towards payment of any interest owing in respect of the Facility;

         (c) thirdly, in or towards repayment of the principal of the Facility;

         (d) fourthly, in or towards payment of all other sums which may be owing to any of the Creditors under this Agreement, under the Note and under the other Transaction Documents; and

         (e) fifthly, the surplus (if any) shall be paid to the Borrowers or to whomsoever else may be entitled thereto.

9. COVENANTS

9.1 Affirmative Covenants. Each of the Security Parties hereby covenants and undertakes with the Lenders that, from the date hereof and so long as any principal, interest or other moneys are owing in respect of this Agreement, the Note or any of the Security Documents, it will:

         (a) Performance of Agreements. Duly perform and observe, and procure the observance and performance by all other parties thereto (other than the Lenders) of, the terms of this Agreement, the Note and the Security Documents;

         (b) Notice of Default, etc. Promptly upon obtaining knowledge thereof, inform the Administrative Agent of the occurrence of (a) any Event of Default or of any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, (b) any litigation or governmental proceeding pending or threatened against any Security Party which could reasonably be expected to have a Material Adverse Effect, (c) the withdrawal of any Vessel's rating by its Classification Society or the issuance by the Classification Society of any material recommendation or notation affecting class and (d) any other event or condition which is reasonably likely to have a Material Adverse Effect, in each case promptly, and in any event within three (3) Banking Days after becoming aware of the occurrence thereof;

         (c) Obtain Consents. Without prejudice to Section 2.1 and this Section 9.1, obtain every consent and do all other acts and things which may from time to time be necessary or advisable for the continued due performance of all its and the other Security Parties' respective obligations under this Agreement, under the Note and under the Security Documents;

         (d) Financial Information. Deliver to the Administrative Agent with sufficient copies for the Lenders to be distributed to the Lenders by the Administrative Agent promptly upon the receipt thereof:

              (i) as soon as available, but not later than ninety (90) days after the end of each fiscal year of ISH, complete copies of the consolidated financial reports of ISH and its Subsidiaries together with separate financial reports of each Borrower (together with a Compliance Certificate), all in reasonable detail which shall include at least the consolidated balance sheet of ISH and its Subsidiaries and balance sheets for the Borrowers as of the end of such year and the related statements of income and sources and uses of funds for such year, each as prepared in accordance with GAAP, all in reasonable detail, which shall be audited reports prepared by an Acceptable Accounting Firm;

              (ii)    as soon as available but not later than one hundred eighty
                      (180) days after the end of each fiscal year of Belden, complete copies of the consolidated financial reports thereof and its Subsidiaries, in reasonable detail which shall include at least the consolidated balance sheet of Belden and its Subsidiaries as of the end of such year and the related statements of income and sources and uses of funds for such year, each as prepared in accordance with GAAP, all in reasonable detail, which shall be audited reports prepared by an Acceptable Accounting Firm;

              (iii) as soon as available, but not less than forty-five (45) days after the end of each of the first three quarters of each fiscal year of ISH, a quarterly interim balance sheets and profit and loss statements of ISH and its Subsidiaries and the related profit and loss statements and sources and uses of funds (together with a Compliance Certificate), all in reasonable detail, unaudited, but certified to be true and complete by the chief financial officer of ISH;

              (iv) as soon as available, but not less than ninety (90) days after the end of each of the first three quarters of each fiscal year of Belden, a quarterly interim balance sheets and profit and loss statements of Belden and its Subsidiaries and the related profit and loss statements and sources and uses of funds, all in reasonable detail, unaudited, but certified to be true and complete by the chief financial officer thereof;

              (v) promptly upon the mailing thereof to the shareholders of the ISH, copies of all financial statements, reports, proxy statements and other communications provided to ISH's shareholders;

              (vi) within ten (10) days of the ISH's receipt thereof, copies of all audit letters or other correspondence from any external auditors including material financial information in respect of ISH and its Subsidiaries; and

              (vii) such other statements (including, without limitation, monthly consolidated statements of operating revenues and expenses), lists of assets and accounts, budgets, forecasts, reports and other financial information with respect to its business as the Administrative Agent may from time to time reasonably request, certified to be true and complete by the chief financial officer of ISH;

         (e) Contingent Liabilities. For inclusion with each Compliance Certificate delivered in connection with Sections 9.1(d)(i) and 9.1(d)(iii), and in any event upon the reasonable request of the Administrative Agent, an accounting of all of the contingent liabilities of each Security Party;

         (f) Vessel Valuations. For inclusion with each Compliance Certificate delivered pursuant to Section 9.1(d)(i), and in any event upon the reasonable request of the Administrative Agent, the Borrowers shall obtain appraisals of the Fair Market Value of the Vessels. One of such additional valuations in any year is to be at the Borrowers' cost, provided, that following and during the continuance of any Event of Default even if such Event of Default has been waived by the Lenders, all such valuations are to be at the Borrowers' cost. In the event the Borrowers fail or refuse to obtain the valuations requested pursuant to this Section 9.1 within ten (10) days of the Administrative Agent's request therefor, the Administrative Agent will be authorized to obtain such valuations, at the Borrower's cost, from one of the approved ship brokers listed on Schedule IV, which valuations shall be deemed the equivalent of valuations duly obtained by the Borrowers pursuant to this Section 9.1(e), but the Administrative Agent's actions in doing so shall not excuse any default of the Borrowers under this Section 9.1(e);

         (g) Corporate Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all licenses, franchises, permits and assets necessary to the conduct of its business;

         (h) Books and Records. At all times keep proper books of record and account into which full and correct entries shall be made in accordance with GAAP;

         (i) Taxes and Assessments. Pay and discharge all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or property prior to the date upon which penalties attach thereto; provided, however, that it shall not be required to pay and discharge, or cause to be paid and discharged, any such tax, assessment, charge or levy so long as the legality thereof shall be contested in good faith and by appropriate proceedings or other acts and it shall set aside on its books adequate reserves with respect thereto;

         (j) Inspection. Allow any representative or representatives designated by the Administrative Agent, subject to applicable laws and regulations, to visit and inspect any of its properties, and, on request, to examine its books of account, records, reports and other papers and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as the Administrative Agent reasonably requests;

         (k) Inspection and Survey Reports. If the Lenders shall so request, the Borrowers shall provide the Lenders with copies of all internally generated inspection or survey reports on the Vessels;

         (l) Compliance with Statutes, Agreements, etc. Do or cause to be done all things necessary to comply with all material contracts or agreements to which any of the Security Parties is a party, and all material laws, and the rules and regulations thereunder, applicable to such Security Party, including, without limitation, those laws, rules and regulations relating to employee benefit plans and environmental matters except where failure to do so would not be reasonably likely to have a Material Adverse Effect;

         (m) Environmental Matters. Promptly upon the occurrence of any of the following conditions, provide to the Administrative Agent a certificate of a chief executive officer of ISH, specifying in detail the nature of such condition and its proposed response or the proposed response of any Environmental Affiliate: (a) its receipt or the receipt by any Environmental Affiliate of any written communication whatsoever that alleges that such Person is not in compliance with any applicable Environmental Law or Environmental Approval, if such noncompliance could reasonably be expected to have a Material Adverse Effect, (b) knowledge by it or any Environmental Affiliate that there exists any Environmental Claim pending or threatened against any such Person, which could reasonably be expected to have a Material Adverse Effect, or (c) any release, emission, discharge or disposal of any material that could form the basis of any Environmental Claim against it or against any Environmental Affiliate, if such Environmental Claim could reasonably be expected to have a Material Adverse Effect. Upon the written request by the Administrative Agent, the Borrower will submit to the Administrative Agent at reasonable intervals, a report providing an update of the status of any issue or claim identified in any notice or certificate required pursuant to this subsection;

         (n) Insurance. Maintain with financially sound and reputable insurance companies insurance on all its properties and against all such risks and in at least such amounts and with such deductibles as are usually insured against by companies of established reputation engaged in the same or similar business from time to time;

         (o) Vessel Management. Cause the Vessels to be managed both commercially and technically by ISH, a wholly-owned subsidiary thereof or its existing manager;

         (p) Brokerage Commissions, etc. Indemnify and hold each of the Agents and the Lenders harmless from any claim for any brokerage commission, fee or compensation from any broker or third party resulting from the transactions contemplated hereby;

         (q) ISM Code, ISPS Code and MTSA Matters. (i) Procure that the Operator will comply with and ensure that each of the Vessels will comply with the requirements of the ISM Code, ISPS Code and MTSA in accordance with the implementation schedules thereof, including (but not limited to) the maintenance and renewal of valid certificates, and when required, security plans, pursuant thereto throughout the term of the Facility; and (ii) will procure that the Operator will immediately inform the Administrative Agent if there is any threatened or actual withdrawal of its DOC, SMC or the ISSC in respect of any Vessel; and (iii) will procure that the Operator will promptly inform the Administrative Agent upon the issuance to the relevant Borrower or Operator of a DOC and to any Vessel of an SMC or ISSC;

         (r) ERISA. Forthwith upon learning of the occurrence of any material liability of any member of the ERISA Group or any ERISA Affiliate pursuant to ERISA in connection with the termination of any Plan or withdrawal or partial withdrawal of any multi-employer plan (as defined in ERISA) or of a failure to satisfy the minimum funding standards of Section 412 of the Code or Part 3 of Title I of ERISA by any Plan for which any member of the ERISA Group or any ERISA

Affiliate is plan administrator (as defined in ERISA), furnish or cause to be furnished to the Lenders written notice thereof;

         (s) Evidence of Current COFR. If the Lenders shall so request, provide the Lenders with copies of the current Certificate of Financial Responsibility pursuant to the Oil Pollution Act 1990 for each of the Vessels; and

         (t) Discharge of Existing Mortgage on Second Vessel. Sulphur will procure that the Existing Mortgage over the Second Vessel is discharged no later than January 15, 2005, and that as at January 16, 2005 the Second Vessel will be free of all liens and encumbrances of record other than its Mortgage.

9.2 Negative Covenants. Each of the Security Parties hereby covenants and undertakes with the Lenders that, from the date hereof and so long as any principal, interest or other moneys are owing in respect of this Agreement, the Note or any other Transaction Documents, it will not, without the prior written consent of the Majority Lenders (or all of the Lenders if required pursuant to Section 16.8):

         (a) Liens. Create, assume or permit to exist, any mortgage, pledge, lien, charge, encumbrance or any security interest whatsoever upon any Collateral or, in respect of the Borrowers and each of the Guarantors, other property except:

              (i)     liens disclosed in Schedule V;

              (ii) liens to secure Indebtedness under Section 9.2(i), such liens to be limited to the vessels constructed or acquired;

              (iii) liens for taxes not yet payable for which adequate reserves have been maintained;

              (iv) the Mortgages, the Pledge Agreement, the Assignments and other liens in favor of the Security Trustee or the Lenders;

              (v) liens, charges and encumbrances against the Vessels permitted to exist under the terms of the Mortgages;

              (vi) pledges of certificates of deposit or other cash collateral securing reimbursement obligations in connection with letters of credit now or hereinafter issued for its account in connection with the establishment of its financial responsibility under 33C.F.R. Part 130 or 46 C.F.R. Part 540, as the case may be, as the same may be amended and replaced;

              (vii) pledges or deposits to secure obligations under workmen's compensation laws or similar legislation, deposits to secure public or statutory obligations, warehousemen's or other like liens, or deposits to obtain the release of such liens and deposits to secure surety, appeal or customs bonds on which it is the principal, as to all of the foregoing, only to the extent arising and continuing in the ordinary course of business; and

              (viii) other liens, charges and encumbrances incidental to the conduct of its business, the ownership of its property and assets and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

         (b) Third Party Guaranties. Guaranty the obligations of any third party, except a direct or indirect subsidiary of ISH, whether or not affiliated with such Security Party;

         (c) Liens on Shares of Guarantors. With respect to ISH, create, assume or permit to exist , any mortgage, pledge, lien, charge, encumbrance or any security interest whatsoever upon the shares of any Guarantor, Central Gulf or Waterman;

         (d) Subordination of Inter-Company Indebtedness. With respect to ISH, procure that, upon the occurrence and during the continuance of an Event of Default, no payments are made by any Security Party on any inter-company Indebtedness until such time as the Facility is paid in full;

         (e) Certain Indebtedness. With respect to LCI, procure that Gulf South does not incur any additional Indebtedness or further encumber any of its assets without the prior written consent of all of the Lenders. Upon the granting of such consent by the Lenders, the Borrowers shall provide the Lenders with a calculation of the Available Amount, such calculation to include the additional Indebtedness or further encumbrance;

         (f) Transaction with Affiliates. Enter into any transaction with an Affiliate, other than on an arms length basis;

         (g) Change of Flag, Class, Management or Ownership. Change the flag of any of the Vessels other than to a jurisdiction reasonably acceptable to the Lenders, their Classification Society other than to another member of the International Association of Classification Societies, the technical management of any Vessel other than to one or more technical management companies reasonably acceptable to the Lenders or the immediate or ultimate ownership of any Vessel;

         (h) Chartering. Enter into any demise or bareboat charter with any party other than ISH or its Subsidiaries with respect to any Vessel having a duration of, including any options to extend such charter, more than twenty-five
(25) months without the prior consent of the Administrative Agent, which consent shall not be unreasonably withheld;

         (i) Change in Business. Materially change the nature of its business or commence any business materially different from its current business;

         (j) Sale of Assets. Other than as reasonably acceptable to the Majority Lenders, sell, or otherwise dispose of, any Vessel or any other asset (including by way of spin-off, installment sale or otherwise) which is substantial in relation to its assets taken as a whole; provided, however, that the Borrowers may sell any Vessel to a third party in an arm's length transaction provided that the proceeds of such sale are distributed in accordance with Section 5.3 of this Agreement;

         (k) Changes in Offices or Names. Change the location of its chief executive office, its chief place of business or the office in which its records relating to the earnings or insurances of the Vessels are kept or change its name unless the Lenders shall have received sixty (60) days prior written notice of such change;

         (l) Consolidation and Merger. Consolidate with, or merge into, any corporation or other entity, or merge any corporation or other entity into it; provided, however, that ISH may merge with any Subsidiary or any other Person if
(A) at the time of such transaction and after giving effect thereto, no Default or Event of Default shall have occurred or be continuing, (B) the surviving entity of such consolidation or merger shall be ISH and (C) after giving effect to the transaction, ISH's Consolidated Tangible Net Worth shall be greater or equal to its Consolidated Tangible Net Worth prior to the merger;

         (m) Change Fiscal Year. In the case of ISH, change its fiscal year;

         (n) Indebtedness. In the case of the Security Parties, incur any new Indebtedness (which, for the sake of clarity, shall exclude any Indebtedness pursuant to this Agreement) other than Indebtedness incurred to finance the acquisition and/or construction of any vessels, provided that the principal amount of such Indebtedness shall not exceed eighty percent (80%) of such acquisition and/or construction price, unless such Indebtedness is subordinated to all existing Indebtedness and this Facility; and

         (o) Limitations on Ability to Make Distributions. Except as provided in
Section 13(c)(1) of the Title XI Agreement, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to pay dividends or make any other distributions on its capital stock or limited liability company interests, as the case may be, to the Borrowers or the Guarantors.

         (p) Change of Control. Cause or permit a Change of Control.

         (q) No Money Laundering. Contravene any law, official requirement or other regulatory measure or procedure implemented to combat "money laundering" (as defined in Article 1 of the Directive (91/308/EEC) of the Council of the European Communities) and comparable United States Federal and state laws.

9.3 Financial Covenants. ISH hereby covenants and undertakes with the Lenders that, from the date hereof and so long as any principal, interest or other moneys are owing in respect of this Agreement, the Note or any of the Security Documents, it will:

         (a) Consolidated Indebtedness to Consolidated EBITDA Ratio. Maintain, on a consolidated basis, a ratio of Consolidated Indebtedness to Consolidated EBITDA of not more than 4.75 to 1.00 from the closing date through June 30, 2006, 4.50 to 1.00 from July 1, 2006 through December 31, 2006, and 4.00 from January 1, 2007 through the Repayment Date, as measured at the end of each fiscal quarter based on the four most recent fiscal quarters for which financial information is available;

         (b) Working Capital. Maintain on a consolidated basis a ratio of current assets to current liabilities of not less than 1.00 to 1.00, as measured at the end of each fiscal quarter;

         (c) Consolidated Tangible Net Worth. Maintain a Consolidated Tangible Net Worth, as measured at the end of each fiscal quarter, in an amount of not less than the sum of One

Hundred Ten Million Dollars ($110,000,000) and seventy-five percent (75%) of all net income of ISH (on a consolidated basis) earned after October 1, 2004;

         (d) Consolidated EBITDA to Interest Expense. Maintain a ratio of Consolidated EBITDA to Interest Expense of not less than 2.50 to 1.00, measured at the end of each fiscal quarter based on the four most recent fiscal quarters for which financial information is available;

9.4 Asset Maintenance. (a) If, at any time during the term of the Facility, the aggregate amount of the Advances outstanding is greater than the Available Amount (together with the value of any additional collateral theretofore provided under this Section), the Borrowers shall, within a period of thirty
(30) days following receipt by the Borrowers of written notice from the Administrative Agent notifying the Borrowers of such excess and specifying the amount thereof (which amount shall, in the absence of manifest error, be deemed conclusive and binding on the Borrowers) either (a) deliver to the Security Trustee, such additional collateral as may be satisfactory to the Lenders in their sole discretion such that the aggregate amount of the Advances then outstanding is less than or equal to the Available Amount together with the value of any such additional collateral or (b) prepay the Advances or part thereof (together with interest thereon and any monies payable in respect of such prepayment pursuant to Section 5.4) as shall result in the aggregate amount of the Advances then outstanding being less than or equal to the Available Amount.

         (b) If, at any time during the term of the Facility, in the sole opinion of the Lenders, there is a material adverse change to the financial position of Belden, the Borrowers shall, within a period of ninety (90) days following receipt by the Borrowers of written notice from the Administrative Agent notifying the Borrowers of such change in financial position either (a) deliver to the Security Trustee, such additional collateral as may be satisfactory to the Lenders in their sole discretion, or (b) prepay the Advances or part thereof (together with interest thereon and any monies payable in respect of such prepayment pursuant to Section 5.4) as shall result in the aggregate amount of the Advances then outstanding being less than or equal to the Available Amount (as calculated excluding the amount set forth in subclause
(b) of the definition thereof).

10. GUARANTEE

10.1 The Guarantee. Each of the Guarantors hereby irrevocably and unconditionally and in solido guarantees to each of the Creditors and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Facility made by the Lenders to the Borrowers and evidenced by the Note and all other amounts from time to time owing to the Creditors by the Borrowers under this Agreement, under the Note and under any of the Security Documents, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). Each of the Guarantors hereby further agrees that if the Borrowers shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

10.2 Obligations Unconditional. The obligations of each of the Guarantors under
Section 10.1 are absolute, unconditional and irrevocable, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrowers under this Agreement, the Note or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of, or security for, any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 10.2 that the obligations of each of the Guarantors hereunder shall be absolute, unconditional and irrevocable, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute, unconditional and irrevocable as described above:

           a) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

           b) any of the acts mentioned in any of the provisions of this Agreement or the Note or any other agreement or instrument referred to herein or therein shall be done or omitted;

           c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or the Note or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged, in whole or in part, or otherwise dealt with; or

           d) any lien or security interest granted to, or in favor of, the Security Trustee or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

Each of the Guarantors hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Agent, the Security Trustee or any Lender exhaust any right, power or remedy or proceed against the Borrowers under this Agreement or the Note or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

10.3 Reinstatement. The obligations of the Guarantors under this Section 10 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrowers in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any Proceedings and each of the Guarantors agrees that it will indemnify each Creditor on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by such Creditor in connection with such recission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

10.4 Subrogation. Each of the Guarantors hereby irrevocably waives, but only until all amounts payable hereunder by the Guarantors to the Creditors (or any of them) have been paid in full, any and all rights to which any of them may be entitled by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrowers with respect to such payment or to be reimbursed, indemnified or exonerated by or to seek contribution from the Borrowers in respect thereof.

10.5 Remedies. Each of the Guarantors agrees that, as between the Guarantors and the Lenders, the obligations of the Borrowers under this Agreement and the Note may be declared to be forthwith due and payable as provided in Section 8 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 8) for purposes of Section 10.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrowers) shall forthwith become due and payable by the Guarantors for purposes of Section 10.1.

10.6 Joint, Several and Solidary Liability. Each Guarantor's obligations and liability under this Agreement shall be on a "solidary" or "joint and several" basis along with Borrowers to the same degree and extent as if each Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of the Guaranteed Obligations. In the event that there is more than one Guarantor under this Agreement, or in the event that there are other guarantors, endorsers or sureties of all or any portion of the Guaranteed Obligations, each Guarantor's obligations and liability hereunder shall further be on a "solidary" or "joint and several" basis along with such other guarantors, endorsers and/or sureties.

10.7 Continuing Guarantee. The guarantee in this Section 10 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

11. ASSIGNMENT.

         This Agreement shall be binding upon, and inure to the benefit of, each of the Security Parties and each of the Creditors and their respective successors and assigns, except that none of the Security Parties may assign any of its rights or obligations hereunder without the written consent of the Lenders. Each Lender shall be entitled to assign its rights and obligations under this Agreement or grant participation(s) in the Facility to any subsidiary, holding company or other affiliate of such Lender, to any subsidiary or other affiliate company of any thereof or, with the consent of the Borrowers (except upon the occurrence and during the continuation of an Event of Default, in which case the Borrowers' consent shall not be required) and the Administrative Agent, in the case of the Borrowers such consent not to be unreasonably withheld, to any other bank or financial institution (in a minimum amount of not less than $1,000,000), and such Lender shall forthwith give notice of any such assignment or participation to the Borrowers and pay the Administrative Agent an assignment fee of $3,000 for each such assignment or participation; provided, however, that any such assignment must be made pursuant to an Assignment and Assumption Agreement. The Borrowers will take all reasonable actions requested by the Agents or any Lender to effect such assignment, including, without limitation, the execution of a written consent to any Assignment and Assumption Agreement.

12. ILLEGALITY, INCREASED COST, NON-AVAILABILITY, ETC.

12.1 Illegality. In the event that by reason of any change in any applicable law, regulation or regulatory requirement or in the interpretation thereof, a Lender has a reasonable basis to conclude that it has become unlawful for any Lender to maintain or give effect to its obligations as contemplated by this Agreement, such Lender shall inform the Administrative Agent and the Borrowers to that effect, whereafter the liability of such Lender to make its Commitment available shall forthwith cease and the Borrowers shall be required either to repay to such Lender that portion of the Facility advanced by such Lender immediately or, if such Lender so agrees, to repay such portion of the Facility to the Lender on the last day of the calendar month in accordance with and subject to the provisions of Section
12.5. In any such event, but without prejudice to the aforesaid obligations of the Borrowers to repay such portion of the Facility, the Borrowers and the relevant Lender shall negotiate in good faith with a view to agreeing on terms for making such portion of the Facility available from another jurisdiction or otherwise restructuring such portion of the Facility on a basis which is not unlawful.

12.2 Increased Costs. If any change in applicable law, regulation or regulatory requirement, or in the interpretation or application thereof by any governmental or other authority, shall:

                  (i) subject any Lender to any Taxes with respect to its income from the Facility, or any part thereof, or

                  (ii) change the basis of taxation to any Lender of payments of principal or interest or any other payment due or to become due pursuant to this Agreement (other than a change in the basis effected by the jurisdiction of organization of such Lender, the jurisdiction of the principal place of business of such Lender, the United States of America, the State or City of New York or any governmental subdivision or other taxing authority having jurisdiction over such Lender (unless such jurisdiction is asserted by reason of the activities of any Security Party) or such other jurisdiction where the Facility may be payable), or

                  (iii) impose, modify or deem applicable any reserve requirements or require the making of any special deposits against or in respect of any assets or liabilities of, deposits with or for the account of, or loans by, a Lender, or

                  (iv) impose on any Lender any other condition affecting the Facility or any part thereof,

         and the result of the foregoing is either to increase the cost to such Lender of making available or maintaining its Commitment or any part thereof or to reduce the amount of any payment received by such Lender, then and in any such case if such increase or reduction in the opinion of such Lender materially affects the interests of such Lender under or in connection with this Agreement:

         (a) such Lender shall notify the Administrative Agent and the Borrowers of the happening of such event, and

         (b) the Borrowers agree forthwith upon demand to pay to such Lender such amount as such Lender certifies to be necessary to compensate such Lender for such additional cost or such reduction; PROVIDED, however, that the foregoing provisions shall not be applicable in the event that increased costs to the Lender result from the exercise by the Lender of its right to assign its rights or obligations under Section 11.

12.3 Nonavailability of Funds. If the Administrative Agent shall determine that, by reason of circumstances affecting the London Interbank Market generally, adequate and reasonable means do not or will not exist for ascertaining the Applicable Rate, the Administrative Agent shall give notice of such determination to the Borrowers and the Lenders. The Borrowers, the Administrative Agent and the Majority Lenders shall then negotiate in good faith in order to agree upon a mutually satisfactory interest rate to be substituted for that which would otherwise have applied under this Agreement. If the Borrowers, the Administrative Agent and the Majority Lenders are unable to agree upon such a substituted interest rate within thirty (30) days of the giving of such determination notice, the Administrative Agent shall set an interest rate to take effect at the Administrative Agent's direction, which rate shall be equal to the Applicable Margin plus the cost to the Lenders (as certified by each Lender) of funding such Advance.

12.4 Lender's Certificate Conclusive. A certificate or determination notice of the Administrative Agent or any Lender, as the case may be, as to any of the matters referred to in this Section 12 shall, absent manifest error, be conclusive and binding on the Borrowers.

12.5 Compensation for Losses. Where any portion of the Facility is to be repaid by the Borrowers pursuant to this Section 12, the Borrowers agree simultaneously with such repayment to pay to the relevant Lender all accrued interest to the date of actual payment on the amount repaid and all other sums then payable by the Borrowers to the relevant Lender pursuant to this Agreement, together with such amounts as may be certified by the relevant Lender to be necessary to compensate such Lender for any actual loss, premium or penalties incurred or to be incurred thereby on account of funds borrowed to make, fund or maintain its Commitment or such portion thereof for the remainder (if any) of the then current calendar month, but otherwise without penalty or premium.

13. CURRENCY INDEMNITY

13.1 Currency Conversion. If for the purpose of obtaining or enforcing a judgment in any court in any country it becomes necessary to convert into any other currency (the "judgment currency") an amount due in Dollars under this Agreement or the other Transaction Documents then the conversion shall be made, in the discretion of the Administrative Agent, at the rate of exchange prevailing either on the date of default or on the day before the day on which the judgment is given or the order for enforcement is made, as the case may be (the "conversion date"), provided that the Administrative Agent shall not be entitled to recover under this section any amount in the judgment currency which exceeds at the conversion date the amount in Dollars due under this Agreement, the Note and/or the other Transaction Documents.

13.2 Change in Exchange Rate. If there is a change in the rate of exchange prevailing between the conversion date and the date of actual payment of the amount due, the Borrowers shall pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of payment will produce the amount then due under this Agreement, the Note and/or the other Transaction Documents in Dollars; any excess over the amount due received or collected by the Lenders shall be remitted to the Borrowers.

13.3 Additional Debt Due. Any amount due from the Borrowers under this Section 13 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement, the Note and/or any of the Security Documents.

13.4 Rate of Exchange. The term "rate of exchange" in this Section 13 means the rate at which the Administrative Agent in accordance with its normal practices is able on the relevant date to purchase Dollars with the judgment currency and includes any premium and costs of exchange payable in connection with such purchase.

14. FEES AND EXPENSES

14.1 Fees. The Borrowers shall pay to the Administrative Agent (for the account of the Lenders) a fee equal to seventy-five one hundredths of one percent (0.75%) of the Facility, such fee to be payable on the Closing Date. During the period beginning on the date of this Agreement and ending on the Repayment Date, the Borrowers shall pay, quarterly in arrears, with the final payment to be made on the Repayment Date to the Administrative Agent (for the account of the Lenders), a commitment fee on the average undrawn portion of the Facility equal to fifty percent (50%) of the Applicable Margin. The Borrowers shall also pay to the Administrative Agent such fees as the parties have agreed pursuant to the Fee Letter within five days of the Closing Date.

14.2 Expenses. The Borrowers jointly and severally agree, whether or not the transactions hereby contemplated are consummated, on demand to pay, or reimburse the Agents for their payment of, the reasonable expenses of the Agents and (after the occurrence and during the continuance of an Event of Default) the Lenders incident to said transactions (and in connection with any supplements, amendments, waivers or consents relating thereto or incurred in connection with the enforcement or defense of any of the Agents' and the Lenders' rights or remedies with respect thereto or in the preservation of the Agents' and the Lenders' priorities under the documentation executed and delivered in connection therewith) including, without limitation, all reasonable costs and expenses of preparation, negotiation, execution and administration of this Agreement and the documents referred to herein, the reasonable fees and disbursements of the Agents' counsel in connection therewith, as well as the reasonable fees and expenses of any independent appraisers, surveyors, engineers and other consultants retained by the Agents in connection with this transaction, all reasonable costs and expenses, if any, in connection with the enforcement of this Agreement and the other Transaction Documents and stamp and other similar taxes, if any, incident to the execution and delivery of the documents (including, without limitation, the other Transaction Documents) herein contemplated and to hold the Agents and the Lenders free and harmless in connection with any liability arising from the nonpayment of any such stamp or other similar taxes. Such taxes and, if any, interest and penalties related thereto as may become payable after the date hereof shall be paid immediately by the Borrowers to the Agents or the Lenders, as the case may be, when liability therefor is no longer contested by such party or parties or reimbursed immediately by the Borrowers to such party or parties after payment thereof (if the Agents or the Lenders, at their sole discretion, chooses to make such payment).

15. APPLICABLE LAW, JURISDICTION AND WAIVER

15.1 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

15.2 Jurisdiction. Each of the Borrowers and each of the Guarantors hereby irrevocably submit to the jurisdiction of the courts of the State of Louisiana and of the United States District Court for the Eastern District of Louisiana in any action or proceeding brought against it by any Creditor under this Agreement or under any document delivered hereunder and each hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding by mailing or delivering the same by hand to it at the address indicated for notices in Section 17.1. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Security Parties as such, and shall be legal and binding upon the Security Parties for all the purposes of any such action or proceeding. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Borrowers or the Guarantors to any of the Creditors) against the Security Parties in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. In the event that any of the Security Parties shall not be conveniently available for such service, each Security Party hereby irrevocably appoints the Person who is the Secretary of State of the State of Louisiana as its attorney-in-fact and agent. The Borrower will advise the Administrative Agent promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Lenders may bring any legal action or proceeding in any other appropriate jurisdiction.

15.3 WAIVER OF JURY TRIAL. IT IS MUTUALLY AGREED BY AND AMONG EACH OF THE SECURITY PARTIES AND EACH OF THE CREDITORS THAT EACH OF THEM HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

16. THE AGENTS

16.1 Appointment of Agents. Each of the Lenders irrevocably appoints and authorizes the Agents severally each to take such action as agent on its behalf and to exercise such powers under this Agreement, the Note and the other Transaction Documents as are delegated to such Agent by the terms hereof and thereof. The Agent nor any of their directors, officers, employees or agents shall be liable for any action taken or omitted to be taken by it or them under this Agreement, the Note or the other Transaction Documents or in connection therewith, except for its or their own gross negligence or willful misconduct.

16.2 Appointment of Security Trustee. Each of the Lenders irrevocably appoints, designates and authorizes the Security Trustee to act as security trustee on its behalf with regard to (i) the security, powers, rights, titles, benefits and interests (both present and future) constituted by and conferred on the Lenders or any of them or for the benefit thereof under or pursuant to this Agreement or any of the other Transaction Documents (including, without limitation, the benefit of all covenants, undertakings, representations, warranties and obligations given, made or undertaken to any Lender in the Agreement or the other Transaction Documents), (ii) all moneys, property and other assets paid or transferred to or vested in any Lender or any agent of any Lender or received or recovered by any Lender or any agent of any Lender pursuant to, or in connection with, this Agreement or the other Transaction Documents whether from any Security Party or any other person and (iii) all money, investments, property and other assets at any time representing or deriving from any of the foregoing, including all interest, income and other sums at any time received or receivable by any Lender or any agent of any Lender in respect of the same (or any part thereof). The Security Trustee hereby accepts such appointment but shall have no obligations under this Agreement, under the Note or under any of the Security Documents except those expressly set forth herein and therein.

16.3 Distribution of Payments. Whenever any payment is received by the Administrative Agent or the Security Trustee from the Borrowers or any other Security Party for the account of the Lenders, or any of them, whether of principal or interest on the Note, commissions, fees under Section 14 or otherwise, it will thereafter cause to be distributed on the same day if received before 10 a.m. New Orleans time, or on the next day if received thereafter, like funds relating to such payment ratably to the Lenders according to their respective Commitments, in each case to be applied according to the terms of this Agreement. Unless the Administrative Agent or the Security Trustee, as the case may be, shall have received notice from a Borrower prior to the date when any payment is due hereunder that the Borrowers will not make any payment on such date, the Administrative Agent or the Security Trustee may assume that the Borrowers have made such payment to the Administrative Agent or the Security Trustee, as the case may be, on the relevant date and the Administrative Agent or the Security Trustee may, in reliance upon such assumption, make available to the Lenders on such date a corresponding amount relating to such payment ratably to the Lenders according to their respective Commitments. If and to the extent that the Borrowers shall not have so made such payment available to the Administrative Agent or the Security Trustee, as the case may be, the Lenders and the Borrowers (but without duplication) severally agree to repay to the Administrative Agent or the Security Trustee, as the case may be, forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Lenders until the date such amount is repaid to the Administrative Agent or the Security Trustee, as the case may be, as calculated by the Administrative Agent or Security Trustee to reflect its cost of funds.

16.4 Holder of Interest in Note. The Agents may treat each Lender as the holder of all of the interest of such Lender in the Note.

16.5 No Duty to Examine, Etc. The Agents shall not be under a duty to examine or pass upon the validity, effectiveness or genuineness of any of this Agreement, the other Transaction Documents or any instrument, document or communication furnished pursuant to this Agreement or in connection therewith or in connection with any other Transaction Document, and the Agents shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

16.6 Agents as Lenders. With respect to that portion of the Facility made available by it, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not an Agent, and the term "Lender" or "Lenders" shall include the Agent in its capacity as a Lender. Each Agent and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with, the Borrowers and the other Security Parties as if it were not an Agent.

16.7 Acts of the Agent. Each Agent shall have duties and discretion, and shall act as follows:

         (a) Obligations of the Agents. The obligations of each Agent under this Agreement, the Note and the other Transaction Documents are only those expressly set forth herein and therein;

         (b) No Duty to Investigate. No Agent shall at any time, unless requested to do so by a Lender or Lenders, be under any duty to enquire whether an Event of Default, or an event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, has occurred or to investigate the performance of this Agreement, the Note or any Security Document by any Security Party; and

         (c) Discretion of the Agents. Each Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement and the other Transaction Documents, unless the Administrative Agent shall have been instructed by the Majority Lenders to exercise such rights or to take or refrain from taking such action; provided, however, that no Agent shall be required to take any action which exposes it to personal liability or which is contrary to this Agreement or applicable law;

         (d) Instructions of Majority Lenders. Each Agent shall in all cases be fully protected in acting or refraining from acting under this Agreement or under any other Transaction Document in accordance with the instructions of the Majority Lenders, and any action taken or failure to act pursuant to such instructions shall be binding on all of the Lenders.

16.8 Certain Amendments. Neither this Agreement, the Note nor any of the Security Documents nor any terms hereof or thereof may be amended unless such amendment is approved by the Borrowers and the Majority Lenders, provided that no such amendment shall, without the consent of each Lender affected thereby,
(i) reduce the interest rate or extend the time of payment of scheduled principal payments or interest or fees on the Facility, or reduce the principal amount of the Facility or any fees hereunder, (ii) increase or decrease the Commitment of any Lender or subject any Lender to any additional obligation (it being understood that a waiver of any Event of Default or any mandatory repayment of the Facility shall not constitute a change in the terms of any Commitment of any Lender), (iii) amend, modify or waive any provision of this
Section 16.8, (iv) amend the definition of Majority Lenders or any other definition referred to in this Section 16.8, (v) consent to the assignment or transfer by the Borrowers of any of its rights and obligations under this Agreement, (vi) release any Security Party from any of its obligations under any Security Document except as expressly provided herein or in such Security Document, (vii) amend any provision relating to the maintenance of collateral under Section 9.3 or (viii) amend the definition of Available Amount. All amendments approved by the Majority Lenders under this Section 16.8 must be in writing and signed by each of the Borrowers and each of the Lenders. In the event that any Lender is unable to or refuses to sign an amendment approved by the Majority Lenders hereunder, such Lender hereby appoints the Agent as its Attorney-In-Fact for the purposes of signing such amendment. No provision of this Section 16 or any other provisions relating to the Agent may be modified without the consent of the Agent.

16.9 Assumption re Event of Default. Except as otherwise provided in Section 16.15, the Administrative Agent and the Security Trustee shall be entitled to assume that no Event of Default, or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing, unless it has been notified by any Security Party of such fact, or has been notified by a Lender that such Lender considers that an Event of Default or such an event (specifying in detail the nature thereof) has occurred and is continuing. In the event that either thereof shall have been notified by any Security Party or any Lender in the manner set forth in the preceding sentence of any Event of Default or of an event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, the Administrative Agent shall notify the Lenders and shall take action and assert such rights under this Agreement, under the Note and under Security Documents as the Majority Lenders shall request in writing.

16.10 Limitations of Liability. No Agent or Lender shall be under any liability or responsibility whatsoever:

         (a) to any Security Party or any other person or entity as a consequence of any failure or delay in performance by, or any breach by, any other Lenders or any other person of any of its or their obligations under this Agreement or under any Security Document;

         (b) to any Lender or Lenders as a consequence of any failure or delay in performance by, or any breach by, any Security Party of any of its respective obligations under this Agreement or under the other Transaction Documents; or

         (c) to any Lender or Lenders for any statements, representations or warranties contained in this Agreement, in any Security Document or in any document or instrument delivered in connection with the transaction hereby contemplated; or for the validity, effectiveness, enforceability or sufficiency of this Agreement, any other Transaction Document or any document or instrument delivered in connection with the transactions hereby contemplated.

16.11 Indemnification of the Agent and Security Trustee. The Lenders agree to indemnify each Agent (to the extent not reimbursed by the Security Parties or any thereof), pro rata according to the respective amounts of their Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including legal fees and expenses incurred in investigating claims and defending itself against such liabilities) which may be imposed on, incurred by or asserted against, such Agent in any way relating to or arising out of this Agreement or any other Transaction Document, any action taken or omitted by such Agent thereunder or the preparation, administration, amendment or enforcement of, or waiver of any provision of, this Agreement or any other Transaction Document, except that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of either such Agent.

16.12 Consultation with Counsel. Each of the Administrative Agent and the Security Trustee may consult with legal counsel selected by such Agent and shall not be liable for any action taken, permitted or omitted by it in good faith in accordance with the advice or opinion of such counsel.

16.13 Resignation. Any Agent may resign at any time by giving sixty (60) days' written notice thereof to the other Agents, the Lenders and the Borrowers. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within sixty (60) days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank or trust company of recognized standing. The appointment of any successor Agent shall be subject to the prior written consent of the Borrowers, such consent not to be unreasonably withheld. After any retiring Agent's resignation as Agent hereunder, the provisions of this Section 16 shall continue in effect for its benefit with respect to any actions taken or omitted by it while acting as Agent.

16.14 Representations of Lenders. Each Lender represents and warrants to each other Lender and the Agent that:

         (a) in making its decision to enter into this Agreement and to make its Commitment available hereunder, it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Security Parties, that it has made an independent credit judgment and that it has not relied upon any statement, representation or warranty by any other Lender or any Agent; and

         (b) so long as any portion of its Commitment remains outstanding, it will continue to make its own independent evaluation of the financial condition and affairs of the Security Parties.

16.15 Notification of Event of Default. The Administrative Agent hereby undertakes to promptly notify the Lenders, and the Lenders hereby promptly undertake to notify the Administrative Agent and the other Lenders, of the existence of any Event of Default which shall have occurred and be continuing of which such party has actual knowledge.

17. NOTICES AND DEMANDS

17.1 Notices. All notices, requests, demands and other communications to any party hereunder shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and shall be given to the Borrowers or the Guarantors at the address or facsimile number set forth below and to the Lenders and the Agents at their address and facsimile numbers set forth in
Schedule I or at such other address or facsimile numbers as such party may hereafter specify for the purpose by notice to each other party hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and telephonic confirmation of receipt thereof is obtained or
(ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

         If to the Borrowers or the Guarantors:

         650 Poydras Street
         New Orleans, LA 70130
         Facsimile No.: (504) 529-2078
         Attention: Chief Financial Officer

         With a copy to

         One Whitehall Street
         New York, NY 10004
         Facsimile No.:  (212) 514-5692
         Attention:  Mr. Niels M. Johnsen

18. FRAUDULENT CONVEYANCES/FRAUDULENT TRANSFERS. Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Documents, in the event that any court or other judicial body of competent jurisdiction determines that legal principles of fraudulent conveyances, fraudulent transfers or similar concepts are applicable in evaluating the enforceability against any Security Party (for purposes of this Section 18 only, references to the defined term "Security Party" shall be deemed not to include the Borrowers) or its assets of this Agreement and that under such principles, this Agreement would not be enforceable against such Security Party or its assets unless the following provisions of this Section 18 had effect, then, the maximum liability of each Security Party hereunder (the "Maximum Liability Amount") shall be limited so that in no event shall such amount exceed the lesser of (i) the aggregate outstanding principal amount of the Facility and (ii) an amount equal to the aggregate, without double counting, of (a) ninety-five percent (95%) of such Security Party's Adjusted Net Worth (as hereinafter defined) on the date hereof, or on the date enforcement of this Agreement is sought (the "Determination Date"), whichever is greater and (b) the amount of any Valuable Transfer (as hereinafter defined) to such Security Party; provided that such Security Party's liability under this Agreement shall be further limited to the extent, if any, required so that the obligations of such Security Party under this Agreement shall not be subject to being set aside or annulled under any applicable law relating to fraudulent transfers or fraudulent conveyances. As used herein "Adjusted Net Worth" of the respective Security Party shall mean, as of any date of determination thereof, an amount equal to the lesser of (a) an amount equal to the excess of (i) the amount of the present fair saleable value of the assets of such Security Party over (ii) the amount that will be required to pay such Security Party's probable liability on its then existing debts, including contingent liabilities (exclusive of its contingent liabilities hereunder), as they become absolute and matured, and (b) an amount equal to (i) the excess of the sum of such Security Party's property at a fair valuation over (ii) the amount of all liabilities of such Security Party, contingent or otherwise (exclusive of its contingent liabilities hereunder), as such terms are construed in accordance with applicable laws governing determinations of the insolvency of debtors. In determining the Adjusted Net Worth of a Security Party for purposes of calculating the Maximum Liability Amount for such Security Party, the liabilities of such Security Party to be used in such determination pursuant to each clause (ii) of the preceding sentence shall in any event exclude (a) the liability of such Security Party under this Agreement and (b) the liabilities of such Security Party subordinated in right of payment to this Agreement. As used herein "Valuable Transfer" shall mean, in respect of such Security Party, (a) all loans, advances or capital contributions made to such Security Party with proceeds of the Facility, (b) all debt securities or other obligations of such Security Party acquired from such Security Party or retired by such Security Party with proceeds of the Facility, (c) the fair market value of all property acquired with proceeds of the Facility and transferred, absolutely and not as collateral, to such Security Party, (d) all equity securities of such Security Party acquired from such Security Party with proceeds of the Facility, and (e) the value of any other economic benefits in accordance with applicable laws governing determinations of the insolvency of debtors, in each such case accruing to such Security Party as a result of the Facility and this Agreement.

19. MISCELLANEOUS

19.1 Time of Essence. Time is of the essence of this Agreement but no failure or delay on the part of any Creditor to exercise any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by any Creditor of any power or right hereunder preclude any other or further exercise thereof or the exercise of any other power or right. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

19.2 Unenforceable, etc., Provisions - Effect. In case any one or more of the provisions contained in this Agreement or in the other Transaction Documents would, if given effect, be invalid, illegal or unenforceable in any respect under any law applicable in any relevant jurisdiction, said provision shall not be enforceable against the relevant Security Party, but the validity, legality and enforceability of the remaining provisions herein or therein contained shall not in any way be affected or impaired thereby.

19.3 References. References herein to Articles, Sections, Exhibits and Schedules are to be construed as references to articles, sections of, exhibits to, and schedules to, this Agreement or the other Transaction Documents as applicable, unless the context otherwise requires.

19.4 Further Assurances. Each of the Security Parties hereby agrees that if this Agreement or any of the other Transaction Documents shall, in the reasonable opinion of the Lenders, at any time be deemed by the Lenders for any reason insufficient in whole or in part to carry out the true intent and spirit hereof or thereof, it will execute or cause to be executed such other and further assurances and documents as in the opinion of the Lenders may be required in order to more effectively accomplish the purposes of this Agreement and/or the other Transaction Documents.

19.5 Prior Agreements, Merger. Any and all prior understandings and agreements heretofore entered into between the Security Parties on the one part, and the Creditors, on the other part, whether written or oral, are superseded by and merged into this Agreement and the other agreements (the forms of which are exhibited hereto) to be executed and delivered in connection herewith to which the Security Parties, the Agent, the Security Trustee and/or the Lenders are parties, which alone fully and completely express the agreements between the Security Parties, the Agents, and the Lenders.

19.6 Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties hereto including all parties added hereto pursuant to an Assignment and Assumption Agreement. Subject to Section 16.8, any provision of this Agreement or any other Transaction Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrowers, the Agents, and the Majority Lenders. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

19.7 Indemnification. Neither any Creditor nor any of its directors, officers, agents or employees shall be liable to any of the Security Parties for any action taken or not taken thereby in connection herewith in the absence of its own gross negligence or willful misconduct. The Borrowers and the Guarantors hereby jointly and severally agree to indemnify the Creditors, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement, any actual or proposed use of proceeds of the Facility hereunder, or any related transaction or claim; provided that (i) no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction and (ii) to the extent permitted by law, the Indemnitee shall provide the Security Parties with prompt notice of any such investigative, administrative or judicial proceeding after the Indemnitee becomes aware of such proceeding; provided, however, that the Indemnitee's failure to provide such notice in a timely manner shall not relieve the Security Parties of their obligations hereunder.

19.8 Headings. In this Agreement, Section headings are inserted for convenience of reference only and shall not be taken into account in the interpretation of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the day and year first above written.


               LCI SHIPHOLDINGS, INC.,
               as Borrower

               By:  /s/ Erik L. Johnsen
                    Name: Erik L. Johnsen
                    Title: President

               CENTRAL GULF LINES, INC.,
               as Borrower

               By:  /s/ Erik L. Johnsen
                    Name: Erik L. Johnsen
                    Title: President

               WATERMAN STEAMSHIP CORPORATION,
               as Borrower

               By:  /s/ Erik L. Johnsen
               Name: Erik L. Johnsen
               Title: Executive Vice President

               INTERNATIONAL SHIPHOLDING CORPORATION,
               as Guarantor

               By: /s/ Erik L. Johnsen
                   Name: Erik L. Johnsen
                   Title: Executive Vice President

               ENTERPRISE SHIP COMPANY, INC.,
               as Guarantor

               By: /s/ Erik L. Johnsen
               Name: Erik L. Johnsen
               Title: President

               SULPHUR CARRIERS, INC.,
               as Guarantor

               By: /s/ Erik L. Johnsen
               Name:  Erik L. Johnsen
               Title: President

               GULF SOUTH SHIPPING PTE LTD.,
               as Guarantor

               By: /s/ Erik L. Johnsen
               Name: Erik L. Johnsen
               Title: Director

               CG RAILWAY, INC.,
               as Guarantor

               By:  /s/ Erik L. Johnsen
               Name: Erik L. Johnsen
               Title: President

               WHITNEY NATIONAL BANK
               as Administrative Agent, Security Trustee and Lender

               By: /s/ Philip E. Gordillo
                   Name: Philip E. Gordillo
                   Title: Vice President

               HIBERNIA NATIONAL BANK
               as Lender

               By: /s/ Ross S. Wales
               Name: Ross S. Wales
               Title: Vice President

                                                                      SCHEDULE I

LENDERS                                              COMMITMENT

Whitney National Bank                                $35,000,000
Corporate Banking
228 St. Charles Avenue
New Orleans, LA 70130

Attn: Philip E. Gordillo, Vice President
Telephone No.: 504-586-3458
Facsimile No.: 504-586-3409



Hibernia National Bank                               $15,000,000
Commercial Banking
313 Carondelet Street
New Orleans, LA 70130

Attn: Ross S. Wales, Vice President
Telephone No.: 504-533-5719
Facsimile No.: 504-533-2060

                                                                     SCHEDULE II

                                APPLICABLE MARGIN

         The Applicable Margin will vary as set forth hereunder based upon ISH's Consolidated Indebtedness to Consolidated EBITDA ratio:

                Consolidated Indebtedness/
                Consolidated EBITDA            Applicable Margin
             -------------------------------   -----------------
              greater than or equal to 4.00      Two percent (2.0%) per annum

                    less than 4.00               One and one-half percent (1.5%)
                                                           per annum

Commencing on the Closing Date and through the six (6) month anniversary of this Agreement, the Applicable Margin shall be two percent (2.0%) per annum.

The Applicable Margin for the Facility shall be determined by the Administrative Agent based on the information set out in the most recent Compliance Certificate delivered to the Administrative Agent in accordance with Section 9.1(d) hereof and such determination of the Applicable Margin, absent manifest error, shall be conclusive and binding upon the Borrowers. In the event of a failure by the Borrowers to deliver a Compliance Certificate in a timely manner, ISH's Consolidated Indebtedness to Consolidated EBITDA ratio shall be deemed to be equal to or greater than 4.00 until such Compliance Certificate is delivered. Each change in Applicable Margin, if any, shall be effective as of the start of the next calendar month.

                                                                    SCHEDULE III

                                   THE VESSELS

         THE FIRST VESSEL

                                       Official                 Year   Financed
Name of Vessel      Owner              Number    Flag/Registry  Built  Amount         FMV at Closing Date
------------------  ---------------    --------  -------------  -----  -------------  -------------------
ENERGY              Enterprise Ship    657540    United States  1983   US$43,000,000  US$43,000,000
ENTERPRISE          Company, Inc.

         THE SECOND VESSEL

                                       Official                 Year   Financed
Name of Vessel      Owner              Number    Flag/Registry  Built  Amount         FMV at Closing Date
------------------  ---------------    --------  -------------  -----  -------------  -------------------
SULPHUR             Sulphur Carriers,  1024115   United States  1994   US$50,000,000  US$50,000,000
ENTERPRISE          Inc.

                                                                     SCHEDULE IV

                              Approved Shipbrokers

R.S. Platou Shipbrokers a.s.                       Faber Shipping
Haakon VII's gate 10                               Olgasvej 39
Oslo, Norway                                       DK-2950 Vedbek
Telephone No.: +47 23 11 20 00                     Copenhagen, Denmark
Facsimile No.: +47 23 11 23 11                     Telephone No.: +45 4566 0450
                                                   Facsimile No.: +45 4566 0547

Fearnleys A/S
Grev Wedels plass 9
Oslo, Norway
Telephone No.: +47 22 93 60 00
Facsimile No.: +47 22 93 61 50

H. Clarkson & Company
12 Camomile Street
London EC3A 7BP
England
Telephone No.: +44 207 334 0000
Facsimile No.: +44 207 283 5260

Braemar Shipbrokers Ltd.
35 Cosway Street
London NW1 5BT
England
Telephone No.: +44 207 535 2600
Facsimile No.: +44 207 535 2601

Jacq. Pierot Jr. & Sons, Inc. (USA)
29 Broadway
New York, NY 10006
Telephone No.: (212) 344 3840
Facsimile No.: (212) 943 6598

Henses Shipping AS
Rosanes
0rsnesallen 20
P.O. Box 40, Teie
3106 T0nsberg
Norway
Telephone No.: +47 33 30 44 44
Facsimile No.: +47 33 32 30 30

                                                                      SCHEDULE V

                       Security Party Liens as of 12/2/04

LCI Shipholdings Inc.

   1. Mortgage, Earnings Assignment and Insurance Assignment on vessel RHINE FOREST in favor of DnB Nor Bank ASA (fka Den norske Bank ASA).

   2. Mortgage, Earnings Assignment and Insurance Assignment on vessel ASIAN EMPEROR in favor of HSBC Bank PLC as Facility Agent.

Central Gulf Lines, Inc.

   1. Mortgage, Earnings Assignment and Insurance Assignment on 445 LASH Barges in favor of DnB Nor Bank ASA (fka Den norske Bank ASA).

   2. Mortgage, Earnings Assignment and Insurance Assignment on vessels GREEN LAKE and GREEN COVE in favor of HSBC Bank PLC as Facility Agent.

Sulphur Carriers, Inc.

   1. Mortgage, Earnings Assignment and Insurance Assignment on the Second Vessel in favor of the U.S. Secretary of Transportation.

Waterman Steamship Corporation

   1. Mortgage, Earnings Assignment and Insurance Assignment on vessel ATLANTIC FOREST in favor of DnB NOR Bank ASA (fka Den norske Bank ASA).

Gulf South Shipping Pte Ltd.

   1. Liens in favor of LCI Shipholdings, Inc. against assets of Gulf South Shipping Pte Ltd. as filed with the Singapore authorities.


The foregoing does not reflect Liens to be discharged as a result of Indebtedness paid off with the proceeds of the Facility.

                                                                     SCHEDULE VI

                    Security Party Indebtedness as of 12/2/04

International Shipholding Corporation

   1. $71,033,000 outstanding on ISC's 7.75% Senior Notes, with The Bank of New York, as trustee, due October 15, 2007.
   2. $0 outstanding on ISC's revolving line of credit with Whitney National Bank. This facility has a maximum limit of $15,000,000 and a maturity date of April 23, 2006.
   3. Guarantee of indebtedness in the amount of $30,697,000 to HSH Nordbank AG and others, which indebtedness is due on November 24, 2011.

LCI Shipholdings Inc.

   1. $6,000,000 outstanding on LCI's November 14, 2002 loan facility with DnB Nor Bank ASA (fka Den norske Bank ASA), which has a maturity date of September 30, 2007.
   2. Guarantee of indebtedness of Emblem Shipping Inc. to DvB Group Merchant Bank (Asia) Ltd. in the amount of $250,000, which indebtedness has a maturity date of June 30, 2009.
   3. Guarantee of indebtedness of Tilbury Shipping Inc. to DvB Group Merchant Bank (Asia) Ltd. in the amount of $250,000, which indebtedness has a maturity date of June 30, 2009.
   4. Guarantee of indebtedness of Tollo Shipping Co. S.A. to DvB Group Merchant Bank (Asia) Ltd. in the amount of $300,000, which indebtedness has a maturity date of June 30, 2006.
   5. $83,532,000 outstanding on LCI's and Central Gulf Lines, Inc.'s, as joint and several borrowers, credit facility dated September 30, 2003 with HSBC Bank Plc and others, which indebtedness has a maturity date of September 30, 2013.

The foregoing does not reflect Indebtedness to be paid off with the proceeds of the Facility.